                                                                   Exhibit 4(dd)

BEARER                                                PRINCIPAL AMOUNT
No. FX ___                                            OR FACE AMOUNT
                                                      $____________________
                                                      CUSIP:_______________

No. FX-                 SALOMON SMITH BARNEY HOLDINGS INC            COMMON CODE
                              PERMANENT GLOBAL NOTE
                                  REPRESENTING
                        MEDIUM-TERM SENIOR NOTE, SERIES K
                     DUE MORE THAN NINE MONTHS FROM DATE OF
                                      ISSUE
                                  (FIXED RATE)

            THIS SECURITY IS A PERMANENT GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR INDIVIDUAL BEARER NOTES, WITH COUPONS, IF ANY, IN THE DENOMINATION OF U.S. $10,000 OR ANY LARGER AMOUNT THAT IS AN INTEGRAL MULTIPLE OF U.S. $1,000 (OR SUCH OTHER DENOMINATIONS AS ARE SPECIFIED BELOW FOR ANOTHER CURRENCY). THE RIGHTS ATTACHING TO THIS NOTE AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR INDIVIDUAL BEARER NOTES ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

            UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BEARER NOTES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

            ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTION 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

            IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES

Issue Price:                                     Original Issue Date:

Interest Rate:                                       Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
      (If other than as set forth in the Prospectus Supplement)

Dual Currency Note:                    |_| Yes (see attached)        |_| No

      Optional Payment Currency:
      Designated Exchange Rate:

Interest Payment Dates: Accrue to Pay: |_| Yes                       |_| No

Indexed Principal Note:                |_| Yes  (see attached)       |_| No

Interest Rate Reset: |_| The Interest Rate may not be changed prior to Stated
                         Maturity.

                     |_| The Interest Rate may be changed prior to Stated
                         Maturity (see attached).

Optional Reset Dates (if applicable):

Amortizing Note:                       |_| Yes                       |_| No

Amortization Schedule:

Optional Redemption:                   |_| Yes                       |_| No

Optional Redemption Dates:

Redemption Prices:

Bond Yield to Maturity:     Bond Yield to Call:

Optional Repayment:                    |_| Yes                       |_| No

Optional Repayment Dates:   Optional Repayment Prices:

Optional Extension of Stated Maturity: |_| Yes                       |_| No

Final Maturity:

Discount Note:                         |_| Yes                       |_| No

Total Amount of OID:        Yield to Maturity:

Renewable Note:                        |_| Yes  (see attached)       |_| No

Initial Maturity Date:

            Special Election Interval (if applicable):

            Amount (if less than entire principal amount) as to which election may be exercised:

If the Specified Currency of this Note is Pounds sterling, the following applies: This instrument constitutes

                        |_| commercial paper

                        |_| a shorter term debt security

                        |_| a longer term debt security

issued in accordance with regulations made under section 4 of the Banking Act 1987. The issuer of this Note is Salomon Smith Barney Holdings Inc., which is not an authorized institution or a European authorized institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulation
1997). Repayment of the principal and payment of any interest or premium in connection with this Note has not been guaranteed.

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

            SALOMON SMITH BARNEY HOLDINGS INC., a corporation duly organized and existing under the laws of the State of New York (herein referred to as the "Company"), for value received hereby promises to pay to bearer, upon presentation and surrender hereof (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the pricing supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein and (b) accrued interest on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount, then outstanding) at the Interest Rate shown above from the Original Issue Date shown above or from the most recent date to which interest has been paid or duly provided for, annually in arrears (unless otherwise set forth herein or in the pricing supplement attached hereto or delivered herewith) on the Interest Payment Dates specified on the face of this Note or in the pricing supplement attached hereto or delivered herewith and at Maturity, until, in either case, the Principal Amount then outstanding or the Face Amount is paid or duly provided for in accordance with the terms hereof. Unless otherwise specified herein or in the pricing supplement attached hereto or delivered herewith, interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed.

            For purposes of this Note, "Business Day" means: (i) with respect to any Bearer Note, any day that is not a Saturday or Sunday and that, in The City of New York, is not a day on which banking institutions generally are authorized or obligated by law or executive order to close; (ii) with respect to Bearer Notes having a specified currency other than U.S. dollars only, other than Bearer Notes denominated in Euros, any day that, in the principal financial center (as defined below) of the country of the specified currency, is not a day on which banking institutions generally are authorized or obligated by law to close; and (iii) with respect to Notes denominated in Euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer ("TARGET") System is open (a "TARGET Business Day").

            As used above, a "principal financial center" means the capital city of the country issuing the specified currency. However, with respect to U.S. dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Italian lire and Swiss francs, the principal financial center shall be The City of New York, Sydney, Toronto, Frankfurt, Amsterdam, Milan and Zurich, respectively.

            If this Note is an Amortizing Note as shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

            This Note is exchangeable in whole or from time to time in part without charge for individual Bearer Notes, with appropriate Coupons attached, if any, in the denomination of U.S.$10,000 or any larger amount that is an integral multiple of U.S.$1,000 (or such other denominations as are specified above for another currency), upon 30 days' notice to the Trustee given through either Euroclear or Clearstream. Upon any exchange of any portion of this Note for individual Bearer Notes, the portion of the principal amount hereof so exchanged shall be endorsed by the Trustee in the Schedule of Issuances, Exchanges and Aggregate principal amount hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

            Except as otherwise provided herein or in the Indenture, until exchanged in full for individual Bearer Notes, this Note shall in all respects be entitled to the same benefits and subject to the same terms and conditions of, and the Company shall be subject to the same restrictions as those contained on the individual Bearer Notes and in the Indenture.

            Except under certain circumstances for Notes having Specified Currencies other than U.S. dollars, payments of the principal hereof and any premium and interest hereon will be made only in the Specified Currency. Payments in respect of this Note and any Coupon will be made only against surrender of this Note or such Coupon, at the offices of the Paying Agents outside the United States listed on the reverse hereof. At the direction of the Holder of this Note or any Coupon, and subject to applicable laws and regulations, such payments will be made by check drawn on a bank in The City of New York (in the case of U.S. dollar payments) or outside the United States (in the case of payments in a currency other than U.S. dollars) mailed to an address outside the United States furnished by the Holder hereof or, at the option of the Holder hereof, by wire transfer (pursuant to written instructions supplied by the Holder hereof) to an account maintained by the payee with a bank located outside the United States. No payment in respect of this Note or any Coupon will be made upon presentation of this Note or such Coupon at any office or agency of the Trustee or any other paying agency maintained by the Company in the United States, nor will any such payment be made by transfer to an account, or by mail to an address, in the United States. Notwithstanding the foregoing, if U.S. dollar payments in respect of this Note or any Coupons at the offices of all Paying Agents outside the United States become illegal or are effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in U.S. dollars, the Company will appoint an office or agency (which may be the Trustee) in the United States at which such payments may be made.

            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Bank One Trust Company, N.A., or its successor, as Trustee.

            IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                    SALOMON SMITH BARNEY HOLDINGS INC.


                                    By_________________________________
                                       Authorized Officer

[Seal]

                                    Attest_______________________________
                                       Assistant Secretary

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Bearer Notes issued under the within-mentioned
Indenture.

Dated:

                                    BANK ONE TRUST COMPANY, N.A., as Trustee


                                    By______________________________
                                       Authorized Signatory

                              (REVERSE OF SECURITY)

                       SALOMON SMITH BARNEY HOLDINGS INC.
                        MEDIUM-TERM SENIOR NOTE, SERIES K
                 DUE NINE MONTHS OR MORE FROM THE DATE OF ISSUE
                                  (FIXED RATE)

General

            This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture, dated as of December 1, 1988, as amended (the "Indenture"), between the Company and Bank One Trust Company, N.A., as successor trustee (the "Trustee," which term includes any successor Trustee under the Indenture) to which indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, as exchange rate agent for the Notes (the "Exchange Rate Agent") on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

            The Notes are in bearer form with coupons. Unless otherwise specified in the applicable pricing supplement attached hereto or delivered herewith, the authorized denominations of Bearer Notes denominated in U.S. dollars will be U.S.$10,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Bearer Notes denominated in a currency other than U.S. dollars will be the approximate equivalents thereof in the Specified Currency.

Fixed Rate Notes

            This Note will bear interest from its Original Issue Date, or from the last Interest Payment Date to which interest has been paid or duly provided for, at the Interest Rate stated on the face hereof or in the pricing supplement attached hereto or delivered herewith until the principal amount hereof is paid or made available for payment, except as otherwise described below under "Subsequent Interest Periods" and "Extension of Maturity", and except that if so specified in the attached pricing supplement, the rate of interest payable may be subject to adjustment as specified therein.

            Unless otherwise set forth herein or in the pricing supplement attached hereto or delivered herewith, interest on this Note will be payable semiannually in arrears on the Interest Payment Dates set forth above and at Stated Maturity. If an Interest Payment Date with respect to any Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; provided, however, that any payment required to be made in respect of such Note on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment. However, if with respect to any Note for which "Accrue to Pay" is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, any Interest Payment Date with respect to such Fixed Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day.

            Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day before such Interest Payment Date. Unless otherwise specified herein, interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months ("30 over 360") or, in the case of an incomplete month, the number of days elapsed.

Subsequent Interest Periods

            If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Interest Rate on this Note may be reset by the Company on the date or dates specified on the face hereof or in the pricing supplement attached hereto or delivered herewith (each an "Optional Reset Date"). The Company may reset the Interest Rate by notifying the Trustee for this Note at least 45 but not more than 60 days prior to each Optional Reset Date. Not later than 40 days prior to each Optional Reset Date, the Trustee shall provide notice (the "Reset Notice"), in accordance with "Notices" below, indicating whether the Company has elected to reset the Interest Rate, and if so, (i) such new Interest Rate and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period. Upon the transmittal by the Trustee of a Reset Notice to the Holder of a Note, such new Interest Rate shall take effect automatically as prior to the transmittal of such Reset Notice. Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the Interest Rate provided for in the Reset Notice and establish a higher Interest Rate for the Subsequent Interest Period by causing the Trustee to provide notice of such higher Interest Rate to the Holder of this Note. Such notice shall be irrevocable. All Bearer Notes with respect to which the Interest Rate is reset on an Optional Reset Date will bear such higher Interest Rate.

            The Holder of this Note will have the option to elect repayment of the Note by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Paying Agent shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Paying Agent, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

Indexed Notes

            If this Note is an Indexed Principal Note, then the principal amount payable at Stated Maturity or earlier redemption or retirement is determined by reference to the amount designated on the face hereof or in the pricing supplement attached hereto or delivered herewith as the Face Amount of this Note and by reference to the Index as described on the face hereof or in the pricing supplement attached hereto or delivered herewith. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If a third party is appointed to calculate or announce the Index for a particular Indexed Note and the third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated in a manner that is inconsistent with the applicable pricing supplement, then the Company will select another third party to calculate or announce the Index. The agent or another affiliate of the Company may be either the original or successor third party selected by the Company.

            If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed principal amount of this Note shall be calculated in the manner set forth in the applicable pricing supplement. Any determination of such third party shall in the absence of manifest error be binding on all parties.

Payments in Currencies other than the Specified Currency

            Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof or in the pricing supplement attached hereto or delivered herewith. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

            In the event of an official redenomination of the Specified Currency of this Note (other than as a result of European Monetary Union, but including, without limitation, an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated). If this Note is denominated in a currency of a country participating in the European Monetary Union, the procedures described in this paragraph shall not apply, and the obligations of the Company with respect to payments on this Note shall instead be determined as set forth in the following paragraph.

            Certain of the foreign currencies in which debt securities may be denominated or payments in respect of index warrants may be due or by which amounts due on the offered securities may be calculated could be issued by countries participating in Stage III of the European Economic and Monetary Union. Stage III began on January 1, 1999 for the eleven participating member states of the European Union that satisfied the economic convergence criteria in the Treaty on European Union: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Greece became a participating member state on January 1, 2001.

            Stage III includes the introduction of the "Euro," which, along with the present national currency of each participating member state, is legal tender in the participating member states.

Dual Currency Notes

            If this Note is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as a Dual Currency Note, the Company may have a one time option of making all payments of principal, premium, if any, and interest on all Dual Currency Notes issued on the same day and having the same terms (a "Tranche"), which payments would otherwise be made in the Specified Currency of such Notes, in an optional currency (the "Optional Payment Currency"). Such option will be exercisable in whole but not in part on an "Option Election Date," which will be any one of the dates specified on the face hereof or in the pricing supplement attached hereto or delivered herewith.

            If the Company makes such an election, the amount payable in the Optional Payment Currency shall be determined using the Designated Exchange Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. If such election is made, notice of such election shall be provided, in accordance with "Notices" below, within two Business Days of the Option Election Date and shall state (i) the first date, whether an Interest Payment Date and/or Stated Maturity, in which scheduled payments in the Optional Payment Currency will be made and (ii) the Designated Exchange Rate. Any such notice by the Company, once given, may not be withdrawn. The equivalent value in the Specified Currency of payments made after such an election may be less, at the then current exchange rate, than if the Company had made such payment in the Specified Currency.

Renewable Notes

            If this Note is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as a Renewable Note, this Note will mature on an Interest Payment Date occurring in or prior to the twelfth month following the Original Issue Date of this Note (the "Initial Maturity Date") unless the term of all or any portion of this Note is renewed in accordance with the following procedures:

            On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith) prior to the Initial Maturity Date of this Note (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of each Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Note may be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the last month in a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder of this Note elects to extend the term of this Note or any portion thereof as described below. If the Holder does not elect to extend the term of any portion of the principal amount of this Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Renewal Date (the "New Maturity Date").

            The Holder may elect to renew the term of this Note, or if so specified, any portion thereof, by delivering a notice to such effect to any duly appointed paying agent not less than 15 nor more than 30 days prior to such Renewal Date, unless another period is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Such election will be irrevocable and will be binding upon each subsequent Holder of this Note. An election to renew the term of this Note may be exercised with respect to less than the entire principal amount of this Note only if so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith and then only in such principal amount, or any integral multiple in excess thereof, as is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Notwithstanding the foregoing, the term of this Note may not be extended beyond the Stated Maturity specified for this Note on the face hereof or in the pricing supplement attached hereto or delivered herewith.

            If the Holder does not elect to renew the term, this Note must be presented to any duly appointed paying agent and, as soon as practicable following receipt of such Note such paying agent shall issue in exchange therefor in the name of such Holder (i) a Note, in a principal amount equal to the principal amount of such exchanged Note for which no election to renew the term thereof was exercised, with terms identical to those specified on such exchanged Note (except that such Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date) and (ii) if an election to renew is made with respect to less than the full principal amount of such Holder's Note, such paying agent shall issue in exchange for such Note in the name of such Holder a replacement Renewable Note, in a principal amount equal to the principal amount of such exchanged Note for which the election to renew was made, with terms otherwise identical to the exchanged Note.

Extension of Maturity

            If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Maturity of this Note may be extended at the option of the Company for one or more periods of whole years specified on the face hereof or in the pricing supplement attached hereto or delivered herewith (each an "Extension Period") from one to five years up to but not beyond the date (the "Final Maturity") set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith. The Company may exercise such option by notifying the Trustee for this Note at least 45 but not more than 60 days prior to the old Stated Maturity of this Note. If the Company exercises such option, the Trustee shall provide to the Holder of this Note not later than 40 days prior to the old Stated Maturity notice (the "Extension Notice"), in accordance with "Notices" below. The Extension Notice will set forth (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity, (iii) the Interest Rate applicable to the Extension Period, and (iv) the provisions, if any, for redemption during such Extension Period including the date or dates on which, or the period or periods during which, and the price or prices at which, such redemption may occur during the Extension Period. Upon the provision by such Trustee of an Extension Notice to the Holder hereof, the Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the provision of such Notice.

            Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Interest Rate provided for in the Extension Notice and establish a higher Interest Rate for the Extension Period by causing the Trustee to provide notice of such higher Interest Rate, as the case may be, hereof in accordance with "Notices" below. Such notice shall be irrevocable. All Notes with respect to which the Stated Maturity is extended will bear such higher Interest Rate for the Extension Period, whether or not tendered for repayment.

            If the Company extends the Stated Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Stated Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Paying Agent shall be at least 25 but not more than 35 days before the old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee or Paying Agent, revoke such tender for repayment until the close of business on the tenth calendar day before the old Stated Maturity.

Optional Redemption, Repayment and Repurchase

            If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an Optional Redemption Date") specified herein, at the price (the "Redemption Price")(together with accrued interest to such Optional Redemption Date) specified herein. If the Company elects to exercise such option with respect to this Note, at least 30 days prior to the date of redemption, the Trustee shall provide notice of such redemption to the Holder hereof in accordance with "Notices" below. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued to the Holder hereof upon the cancellation hereof. Notes redeemed prior to Stated Maturity must be presented for payment together with all unmatured Coupons, if any, appertaining thereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment.

            If so specified on the face hereof or in the pricing supplement attached hereto to delivered herewith, this Note will be repayable prior to Maturity at the option of the Holder, on the Optional Repayment Dates shown on the face hereof or in the pricing supplement attached hereto or delivered herewith at the Optional Repayment Prices shown on the face hereof or in the pricing supplement attached herein or delivered herewith, together with accrued interest to the date of repayment. Notes that are to be repaid prior to Stated Maturity must be presented for payment together with all unmatured Coupons, if any, appertaining thereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment.

            In order for this Note to be repaid, the Principal Paying Agent must receive this Note at least 30 but not more than 45 days prior to an Optional Repayment Date. Any tender of this Note for repayment (except pursuant to a Reset Notice or an Extension Notice) shall be irrevocable. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of this Note; provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be canceled and a new Note or Notes for the remaining principal amount hereof shall be issued to the Holder of this Note.

            Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, this Note will not be subject to any sinking fund.

            Notwithstanding anything herein to the contrary, if this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price), in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith or (y) if so specified, the Bond Yield to Call set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith (computed in each case in accordance with generally accepted United States bond yield computation principles); provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note or in the pricing supplement attached hereto or delivered herewith shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

Tax Redemption

      The Bearer Notes of a series may be redeemed at the option of the Company in whole, but not in part, at any time on giving at least 30 but not more than 60 days' notice in accordance with "Notices" below (which notice shall be irrevocable), at the respective Redemption Prices thereof, if the Company has or will become obligated to pay additional interest on such Notes as described in the following paragraph as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after their respective Original Issue Dates, and such obligation cannot be avoided by the Company taking reasonable measures available to it; provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional interest were a payment in respect of such Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee for the Notes to be redeemed a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred, and an opinion of independent counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

Payment of Additional Interest

      The Company will, subject to the exceptions and limitations set forth below, pay as additional interest to the Holder of this Note or any Coupon that is a United States Alien (as defined below) such amounts as may be necessary so that every net payment on this Note or such Coupon, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in this Note or such Coupon to be then due and payable. However, the Company will not be required to make any such payment of additional interest to such Holder for or an account of:

            (a) any tax, assessment or other governmental charge that would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor or beneficiary of, or a Person holding a power over, such

      Holder, if such Holder is an estate or a trust, or a member or shareholder of such Holder, if such Holder is a partnership or a corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, Person holding a power, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in trade or business or present therein or having or having had a permanent establishment therein or (ii) such Holder's past or present status as a passive foreign investment company, a personal holding company, foreign personal holding company, a controlled foreign corporation for United States tax purposes or private foundation or other tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

            (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

            (c) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of this Note or such Coupon for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later;

            (d) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from a payment on this Note or such Coupon;

            (e) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on this Note or such Coupon, if such payment can be made without such deduction or withholding by any other Paying Agent; or

            (f) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns ten percent or more of the combined voting power of all classes of stock of the Company or is a controlled foreign corporation related to the Company through stock ownership; nor shall such additional interest be paid with respect to a payment on this Note or such Coupon to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the additional interest had such beneficiary, settlor, member or beneficial owner been the Holder of this Note or such Coupon.

      The term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

Special Tax Redemption

      If the Company shall determine that any payment made outside the United States by the Company or any of its Paying Agents in respect of this Note or any Coupon appertaining thereto would, under any present or future laws or regulations of the United States, be subject to any certification, documentation, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner that is a United States Alien (other than such a requirement (a) that would not be applicable to a payment made by the Company or any one of its Paying Agents (i) directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner or (b) that can be satisfied by such custodian, nominee or other agent certifying to the effect that the beneficial owner is a United States Alien; provided that, in any case referred to in clause (a) (ii) or (b), payment by the custodian, nominee, or agent to the beneficial owner is not otherwise subject to any such requirement), then the Company shall elect either
(x) to redeem such Note in whole, but not in part, at its Redemption Price, or
(y) if the conditions described in the next succeeding paragraph are satisfied, to pay the additional interest specified in such paragraph. The Company shall make such determination as soon as practicable and publish prompt notice thereof stating the effective date of such certification, documentation, information or other reporting requirement, whether the Company elects to redeem the Note or to pay the additional interest specified in the next succeeding paragraph and (if applicable) the last date by which the redemption of the Note must take place.

      If this Note is to be redeemed as described in this paragraph, the redemption shall take place on such date, not later than one year after the publication of the determination notice, as the Company shall specify by notice given to the Trustee at least 60 days before the redemption date. Notice of such redemption shall be given to the Holder of this Note at least 30 but not more than 60 days prior to the redemption date. Notwithstanding the foregoing, the Company shall not so redeem the Note if the Company shall subsequently determine, at least 30 days prior to the redemption date, that subsequent payments on the Note would not be subject to any such certification, documentation, information or other reporting requirement, in which case the Company shall publish prompt notice of such subsequent determination and any earlier redemption notice given shall be revoked and of no further effect.

      Prior to the publication of any determination notice, the Company shall deliver to the Trustee for the Note to be redeemed a certificate stating that the Company is obligated to make such determination and setting forth a statement of facts showing that the conditions precedent to the obligation of the Company to redeem the Note or to pay the additional interest specified in the next succeeding paragraph have occurred, and an opinion of independent counsel to the effect that such conditions have occurred.

      If and so long as the certification, documentation, information or other reporting requirement referred to in the preceding paragraph would be fully satisfied by payment of a backup withholding tax or similar charge, the Company may elect to pay as additional interest such amounts as may be necessary so that every net payment made outside the United States following the effective date of such requirement by the Company or any of its Paying Agents of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, any paying agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge (other than a backup withholding tax or similar charge that (i) would not be applicable in the circumstances referred to in the parenthetical clause of the first sentence of the preceding paragraph or (ii) is imposed as a result of presentation of this Note for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later), will not be less than the amount then due and payable.

      If the Company elects to pay additional interest, then the Company shall have the right thereafter to redeem this Note at any time in whole, but not in part, at the Redemption Price, subject to the provisions described above. If the Company elects to pay additional interest and the condition specified above should no longer be satisfied, then the Company shall redeem this Note in whole, but not in part, at the Redemption Price, subject to the provisions of this section. Any such redemption payments made by the Company shall be subject to the continuing obligation of the Company to pay additional interest as described above.

Paying Agents

      The Company has initially appointed as its Paying Agents for Bearer Notes of this Series the offices listed below:

                             Principal Paying Agent:

                          Bank One, N.A., London branch
                                 1 Triton Square
                             London, England NW1 3FN

                                  Paying Agent:

                            Credit Agricole Indosuez
                                Luxembourg, S.A.
                               39, Allee Scheffer,
                                L-2520 Luxembourg

      The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents and to approve any change in the office through which any Paying Agent acts, provided that there will at all times be a Paying Agent (which may be the Trustee) in at least one city in Europe, which, so long as Bearer Notes are listed on the Luxembourg Stock Exchange and the rules of that exchange shall so require, shall include Luxembourg. Notice of any such termination or appointment and of any changes in the specified offices of the Trustee or any Paying Agent will be given to the Holder hereof as described below.

Notices

      All notices to Holders of this Note will be deemed to have been duly given if published on two separate Business Days in a leading London daily newspaper (which is expected to be the Financial Times) and, with respect to any series of Bearer Notes that may be listed on the Luxembourg Stock Exchange, if such exchange so requires, in Luxembourg in a newspaper of general circulation in Luxembourg (which is expected to be the Luxemburger Wort). Such notices shall be deemed to have been given on the date of the first such publication.

Other Terms

      As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Bearer Notes of different authorized denominations, as requested by the Person surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      If an Event of Default with respect to the Debt Securities of this series shall have occurred and be continuing, the principal of all the Debt Securities of this series may be declared due and payable in this manner and with the effect provided in the Indenture.

      In case this Note or any Coupon shall at any time become mutilated, destroyed, stolen or lost, it may be replaced at the specified office of the Principal Paying Agent in London; or, with respect to any series of Bearer Notes that are listed on the Luxembourg Stock Exchange, at the specified office of the Paying Agent in Luxembourg, upon payment by the claimant of such expenses as may be incurred in connection therewith and, in the case of destruction, theft or loss, on such terms as to evidence and indemnity as the Company or the Trustee may reasonably require. Mutilated or defaced Bearer Notes or Coupons must be surrendered before replacements will be issued.

      All monies paid by the Company to a Trustee or Paying Agent for the payment of principal of or any premium or interest on any Bearer Note or for the payment of any Coupon which remain unclaimed at the end of two years after such payments shall have become due and payable will be repaid to the Company, at its written request, and the Holder of such Note or Coupon will thereafter look only to the Company for payment, such payment to be made only outside the United States.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of Debt Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon the Debt Security.

      Holders of Debt Securities may not enforce their rights pursuant to the Indenture or the Note except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and the coin or currency, herein prescribed.

      The Company may, without the consent of the Holders of the Notes, consolidate with, merge into, or transfer substantially all of its assets to, a corporation that is a U.S. Person, provided that the successor corporation assumes all obligations of the Company under the Notes and certain other conditions are met, including a waiver by the successor corporation of any right to redeem the Notes under circumstances in which the successor corporation would be entitled to redeem the Notes but the Company would not have been entitled to do so.

      Except as provided above, the obligation to pay the principal hereof (and premium, if any) and interest hereon in the designated currency of payment is of the essence. To the fullest extent possible under applicable law, judgments in respect of this Note shall be given in such currency. The obligation of the Company to make such payments in the designated currency of payment shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the designated currency of payment that the Holder of this Note may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) on the business day in the country of issue of the designated currency of payment or in the international banking community (in the case of a composite currency) immediately following the day on which such Holder receives such payment. If the amount in the designated currency of payment that may be so purchased is for any reason less than the amount originally due, the Company shall, as a separate and independent obligation, pay such additional amounts in the designated currency of payment as may be necessary to compensate for any such shortfall.

      This Note shall be deemed to be a contract made and to be performed solely in the State of New York and for all purposes be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                   SCHEDULE OF
               ISSUANCES, EXCHANGES AND AGGREGATE PRINCIPAL AMOUNT

      The following issuances and exchanges of a part of this Note have been made, and the aggregate principal amount of Bearer Notes represented by this Note at any time is as shown in the last entry of Column III hereof unless one or more entries have been made in Column IV hereof reflecting exchanges for individual Bearer Notes, in which event such aggregate principal amount is as shown in the last entry of Column V hereof.

      I.           II.          III.          IV.           V.           VI

Settlement     Principal    Aggregate    Principal     Aggregate    Notation
Date or        Amount       Principal    Amount        Principal    Made on
Exchange       Issued       Amount       Exchanged     Amount       behalf of
                            Issued       for           Remaining    the Trustee
                                         Individual    After
                                         Bearer Notes  Exchange
___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________
___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

                          SCHEDULE OF INTEREST PAYMENTS

      The following payments of interest in respect of this Note have been made.

Date of Interest              Interest Paid                   Notation Made
Payment                                                       on behalf of the
                                                              Trustee
________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

BEARER                                                    PRINCIPAL AMOUNT
NO. FL___                                                 OR FACE AMOUNT
                                                          $_______________
                                                          CUSIP:__________

                        SALOMON SMITH BARNEY HOLDINGS INC.           COMMON CODE
                              PERMANENT GLOBAL NOTE
                                  REPRESENTING
                        MEDIUM-TERM SENIOR NOTE, SERIES K
                  DUE MORE THAN NINE MONTHS FROM DATE OF ISSUE
                           (FLOATING OR INDEXED RATE)

            THIS SECURITY IS A PERMANENT GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR INDIVIDUAL BEARER NOTES, WITH COUPONS, IF ANY, IN THE DENOMINATION OF U.S. $10,000 OR ANY LARGER AMOUNT THAT IS AN INTEGRAL MULTIPLE OF U.S. $1,000 (OR SUCH OTHER DENOMINATIONS AS ARE SPECIFIED BELOW FOR ANOTHER CURRENCY). THE RIGHTS ATTACHING TO THIS NOTE AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR INDIVIDUAL BEARER NOTES ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

            UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BEARER NOTES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

            ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTION 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

      IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES

Issue Price:                                         Original Issue Date:

Initial Interest Rate:                                   Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
        (If other than as set forth in the Prospectus Supplement)

       Dual Currency Note:         |_| Yes (see attached)      |_| No

        Optional Payment Currency:
        Designated Exchange Rate:

Base Rate:  |_| CD Rate            |_| Commercial Paper Rate   |_| Federal Funds
                                                                   Rate

            |_| LIBOR Telerate     |_| LIBOR Reuters           |_| Treasury Rate

            |_| Treasury Rate      |_| Prime Rate              |_| J. J. Kenny
                Constant Maturity                                   Rate

            |_| Eleventh District                              |_| EURIBOR
                Cost of Funds Rate

                                   |_| Other (see attached)

Interest Reset Period                                            Index Maturity:
or Interest Reset Dates:

Interest Payment Dates: Accrue to Pay:  |_| Yes                        |_| No

Indexed Principal Note:                 |_| Yes (see attached)         |_| No

Floating Rate:                          |_| Indexed Interest Rate:     |_| (see
                                                                       attached)

Spread Multiplier:                                                Spread (+/-):

Spread Reset:      |_| The Spread or Spread Multiplier may not be
                       changed prior to Stated Maturity.

                   |_| The Spread or Spread Multiplier may be
                       changed prior to Stated Maturity (see
                       attached).

Optional Reset Dates (if applicable):

Maximum Interest Rate:                                    Minimum Interest Rate:

Inverse Floating Rate Note:             |_| Yes (see attached)         |_| No

         Initial Fixed Interest Rate:   Reset Fixed Reference Rate

Floating Rate / Fixed Rate Note:        |_| Yes (see attached)         |_| No

Amortizing Note:                        |_| Yes                        |_| No

         Amortization Schedule:

Optional Redemption:                    |_| Yes                        |_| No

         Optional Redemption Dates:

         Redemption Prices:

Bond Yield to Maturity:                 Bond Yield to Call:

Optional Repayment:                     |_| Yes                        |_| No

         Optional Repayment Dates:      Optional Repayment Prices:

Optional Extension of                   |_| Yes                        |_| No
Stated Maturity:

         Final Maturity:

Discount Note:                          |_| Yes                        |_| No

         Total Amount of OID:           Yield to Maturity:

Renewable Note:                         |_| Yes (see attached)         |_| No

         Initial Maturity Date:

                   Special Election Interval (if applicable):

               Amount (if less than entire principal amount) as to
                        which election may be exercised:

      If the Specified Currency of this Note is Pounds sterling, the following applies: This instrument constitutes

                        |_| commercial paper
                        |_| a shorter term debt security
                        |_| a longer term debt security

issued in accordance with regulations made under section 4 of the Banking Act 1987. The issuer of this Note is Salomon Smith Barney Holdings Inc., which is not an authorized institution or a European authorized institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulation
1997). Repayment of the principal and payment of any interest or premium in connection with this Note has not been guaranteed

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

            SALOMON SMITH BARNEY HOLDINGS INC., a corporation duly organized and existing under the laws of the State of New York (herein referred to as the "Company"), for value received hereby promises to pay to bearer, upon presentation and surrender hereof, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the pricing supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) accrued interest on the Principal Amount then outstanding (or, in the case of an Indexed Principal Note, the Face Amount then outstanding): (i) if this is a Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Base Rate shown above, adjusted by the Spread or Spread Multiplier, if any, shown above, determined in accordance with the provisions hereof, (ii) if this is an Indexed Rate Note, at a rate determined by reference to an Index as described herein, (iii) if this is an Inverse Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Inverse Floating Rate, as determined in accordance with the provisions hereof, or (iv) if this is a Floating Rate / Fixed Rate Note, at a rate determined as described herein, until, in each case, the Principal Amount or the Face Amount then outstanding is paid or duly provided for in accordance with the terms hereof.

            For purposes of this Note, "Business Day" means: (i) with respect to any Bearer Note, any day that is not a Saturday or Sunday and that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York, (b) London, England, (c) the place in which this Note or any Coupon is presented for payment or (d) if the Specified Currency (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which in the case of the Euro shall be Brussels, Belgium) and (ii) if the Base Rate specified above is LIBOR, any day on which dealings in deposits in the Specified Currency are transacted in the London interbank market (a "London Business Day"); (iii) with respect to Bearer Notes having a specified currency other than U.S. dollars only, other than Bearer Notes denominated in Euros, any day that, in the principal financial center (as defined below) of the country of the specified currency, is not a day on which banking institutions generally are authorized or obligated by law to close; and (iv) with respect to EURIBOR Notes and Notes denominated in Euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer ("TARGET") System is open (a "Target Business Day").

            As used above, a "principal financial center" means the capital city of the country issuing the specified currency. However, with respect to U.S. dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Italian lire and Swiss francs, the principal financial center shall be The City of New York, Sydney, Toronto, Frankfurt, Amsterdam, Milan and Zurich, respectively.

            If this Note is an Amortizing Note as shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

            This Note is exchangeable in whole or from time to time in part without charge for individual Bearer Notes, with appropriate Coupons attached, if any, in the denomination of

U.S.$10,000 or any larger amount that is an integral multiple of U.S.$1,000 (or such other denominations as are specified above for another currency), upon 30 days' notice to the Trustee given through either Euroclear or Clearstream. Upon any exchange of any portion of this Note for individual Bearer Notes, the portion of the principal amount hereof so exchanged shall be endorsed by the Trustee in the Schedule of Issuances, Exchanges and Aggregate principal amount hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

            Except as otherwise provided herein or in the Indenture, until exchanged in full for individual Bearer Notes, this Note shall in all respects be entitled to the same benefits and subject to the same terms and conditions of, and the Company shall be subject to the same restrictions as those contained on the individual Bearer Notes and in the Indenture.

            Except under certain circumstances that may apply if this Note has a Specified Currency other than U.S. dollars, payments of the principal hereof and any premium and interest hereon will be made only in the Specified Currency. Payments in respect of this Note and any Coupon will be made only against surrender of this Note or such Coupon, at the offices of the Paying Agents outside the United States listed on the reverse hereof. At the direction of the Holder of this Note or any Coupon, and subject to applicable laws and regulations, such payments will be made by check drawn on a bank in The City of New York (in the case of U.S. dollar payments) or outside the United States (in the case of payments in a currency other than U.S. dollars) mailed to an address outside the United States furnished by the Holder hereof or, at the option of the Holder hereof, by wire transfer (pursuant to written instructions supplied by the Holder hereof) to an account maintained by the payee with a bank located outside the United States. No payment in respect of this Note or any Coupon will be made upon presentation of this Note or such Coupon at any office or agency of the Trustee or any other paying agency maintained by the Company in the United States, nor will any such payment be made by transfer to an account, or by mail to an address, in the United States. Notwithstanding the foregoing, if U.S. dollar payments in respect of this Note or any Coupons at the offices of all Paying Agents outside the United States become illegal or are effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in U.S. dollars, the Company will appoint an office or agency (which may be the Trustee) in the United States at which such payments may be made.

            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

            This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Bank One Trust Company, N.A., or its successor, as Trustee.

            IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                        SALOMON SMITH BARNEY HOLDINGS
                                          INC.

                                        By_________________________________
                                           Authorized Officer

[Seal]
                                        Attest_____________________________
                                            Assistant Secretary

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Notes issued under the within-mentioned
Indenture.

Dated:
                                        BANK ONE TRUST COMPANY, N.A.,
                                           as Trustee


                                        By_________________________________
                                          Authorized Signatory

                              (REVERSE OF SECURITY)

                       SALOMON SMITH BARNEY HOLDINGS INC.
                 DUE NINE MONTHS OR MORE FROM THE DATE OF ISSUE
                        MEDIUM-TERM SENIOR NOTE, SERIES K
                           (FLOATING OR INDEXED RATE)

General

            This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture, dated as of December 1, 1988, as amended (the "Indenture"), between the Company and Bank One Trust Company, N.A., as successor trustee (the "Trustee," which term includes any successor Trustee under the Indenture) to which indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, as exchange rate agent for the Notes (the "Exchange Rate Agent") on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

            The Notes are in bearer form with coupons. Unless otherwise specified in the applicable pricing supplement attached hereto or delivered herewith, the authorized denominations of Bearer Notes denominated in U.S. dollars will be U.S.$10,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Bearer Notes denominated in a currency other than U.S. dollars will be the approximate equivalents thereof in the Specified Currency.

Floating Rate Notes

            Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, if this Note is a Floating Rate Note, this Note will bear interest from its Original Issue Date to, but not including, the first Interest Reset Date (as defined below) at the Initial Interest Rate set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith. Thereafter, the interest rate hereon for each Interest Reset Period will be determined by reference to the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. The Base Rates that may be specified on the face hereof or in the pricing supplement attached hereto or delivered herewith are LIBOR, the Commercial Paper Rate, the Treasury Rate, the Federal Funds Rate, the CD Rate, the Prime Rate, the J.J. Kenny Rate, the Eleventh District Cost of Funds Rate, EURIBOR or any other Base Rate specified on the face hereof.

            "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates" or any successor publication, published by the Board of Governors of the Federal Reserve System.

            "H.15 Daily Update" means the daily update of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/H15/update or any successor site or publication.

            "Calculation Date," where applicable, means the date by which the Calculation Agent is to calculate the interest rate for the Notes which shall be the earlier of (1) the tenth calendar day after the related Rate Determination Date, or if any such day is not a Business Day, the next succeeding business day or (2) the Business Day preceding the applicable Interest Payment Date or the Stated Maturity, as the case may be.

            As specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, this Note may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period ("Maximum Interest Rate") and/or (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period ("Minimum Interest Rate"). In addition to any Maximum Interest Rate that may be specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the interest rate will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

            The Company will appoint, and enter into an agreement with, agents (each, a "Calculation Agent") to calculate interest rates on this Note. All determinations of interest rates by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof. Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, Bank One Trust Company, N.A. shall be the Calculation Agent for this Note. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date.

            The interest rate hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, and the first day of each Interest Reset Period being an "Interest Reset Date"). Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Interest Reset Dates will be as follows: (i) if this Note resets daily, each Business Day; (ii) if this Note (unless this Note is a Treasury Rate Note) resets weekly, Wednesday of each week; (iii) if this Note is a Treasury Rate Note that resets weekly, Tuesday of each week (except as provided below under "Determination of Treasury Rate"); (iv) if this Note resets monthly, the third Wednesday of each month (with the exception of monthly reset Eleventh District Cost of Funds Rate Notes, which reset on the first calendar day of each month); (v) if this Note is an Eleventh District Cost of Funds Rate Note that resets monthly, the first calendar day of each month; (vi) if this Note resets quarterly, the third Wednesday of March, June, September and December of each year; (vii) if this Note resets semiannually, the third Wednesday of the two months of each year specified on the face hereof or in the pricing supplement attached hereto or delivered herewith; and (viii) if this Note resets annually, the third Wednesday of the month of each year specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. If an Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is LIBOR or EURIBOR and such Business Day is in the next succeeding calendar month, such Interest

Reset Date shall instead be the immediately preceding Business Day. If an auction of direct obligations of United States Treasury Bills falls on a day that is an Interest Reset Date for Treasury Rate Notes, the Interest Reset Date shall be the succeeding Business Day.

            Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith and except as set forth in the next paragraph, the interest payable hereon on each Interest Payment Date shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been paid, as the case may be, to but excluding such Interest Payment Date; provided, however, that if the interest rate is reset daily or weekly, the interest payable hereon shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been accrued and paid, as the case may be, to but excluding the Record Date immediately preceding such Interest Payment Date, except that, at Maturity, the interest payable will include interest accrued to, but excluding, the date of Maturity.

            If more than one Interest Reset Date occurs during any period for which accrued interest is being calculated, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof or in the pricing supplement attached hereto or delivered herewith) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day will be computed, unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, by dividing the interest rate in effect on such day by 360, if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate, the J.J. Kenny Rate, the Prime Rate, the Eleventh District Cost of Funds Rate, LIBOR, or EURIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is the Treasury Rate. In all other cases, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by the interest rate in effect during the period for which accrued interest is being calculated, and multiplying that product by the quotient obtained by dividing the number of days in the period for which accrued interest is being calculated by 360, if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate, the J.J. Kenny Rate, the Prime Rate, the Eleventh District Cost of Funds Rate, LIBOR, or EURIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate. For purposes of making the foregoing calculations, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

            Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, all percentages resulting from any calculation of the rate of interest hereof will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

            Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, interest will be payable as follows: (i) if this Note resets daily, weekly or monthly (other than Eleventh District Cost of Funds Rate Notes), interest will be payable on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof or in the pricing supplement attached hereto or delivered herewith or; (ii) in the case of Eleventh District Cost of Funds Rate Notes, interest will be payable on the first calendar day of each March, June, September and December; (iii) if this Note resets quarterly, interest will be payable on the third Wednesday of March, June, September, and December of each year; (iv) if this Note resets semiannually, interest will be payable on the third Wednesday of each of two months of each year specified on the face hereof or in the pricing supplement attached hereto or delivered herewith; and
(v) if this Note resets annually, interest will be payable on the third Wednesday of the month of each year specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, and in each case at Maturity (each such day being an "Interest Payment Date"). If an Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is LIBOR or EURIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall instead be the immediately preceding Business Day; provided, however, if with respect to any Note for which "Accrue to Pay" is not specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, if an Interest Payment Date with respect to such Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; provided, further, that any payment required to be made in respect of a Note that does not Accrue to Pay on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment.

            Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below.

Determination of CD Rate

            If the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is the CD Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. The "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as published in the H.15 Daily Update. If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or H.15 Daily Update, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity on the face hereof or in the pricing supplement attached hereto or delivered herewith in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the CD Rate for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

Determination of Commercial Paper Rate

            If the Base Rate shown on the face hereof or in the pricing supplement attached hereto or delivered herewith is the Commercial Paper Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, as such rate shall be published in H.15(519) under the heading "Commercial Paper-Nonfinancial". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Commercial Paper Rate Determination Date, then the Commercial Paper Rate for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as published in the H.15 Daily Update under the heading "Commercial Paper-Nonfinancial". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or the H.15 Daily Update, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

            "Money Market Yield" shall be the yield calculated in accordance with the following formula:

                                            D x 360
                    Money Market Yield = ------------- X 100
                                         360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith.

Determination of Federal Funds Rate

            If the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is the Federal Funds Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and Spread or Spread Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. The "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in the H.15 Daily Update under the heading "Federal Funds/Effective Rate". If by 3:00 p.m., New York City time, on such Calculation Date, such rate is not yet published in either H.15(519) or H.15 Daily Update, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there is no such Interest Reset Period, the Initial Interest Rate). If this Note resets daily, the interest rate on this Note for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

Determination of LIBOR

            If the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is LIBOR, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified on the face hereof. "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent as follows

            On the second London Business Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Note will determine the offered rates for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, which appear on the Designated LIBOR Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Designated LIBOR Page" means either (a) if "LIBOR Telerate" is designated on the face hereof or in the pricing supplement attached hereto or delivered herewith, the display designated as page "3750" on the Bridge Telerate Service ("Telerate") (or such other page as may replace page "3750" on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying the London interbank offered rates of major banks), and LIBOR for such Interest Reset Period will be the relevant offered rate as determined by the Calculation Agent or (b) if "LIBOR Reuters" is designated on the face hereof or in the pricing supplement attached hereto or delivered herewith, "Designated LIBOR Page" means the arithmetic mean determined by the Calculation

Agent of the two or more offered rates on the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates of major banks). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, LIBOR will be determined as if LIBOR Telerate had been specified.

            If LIBOR cannot be determined as described above (either because the Designated LIBOR Page is no longer available or because fewer than two offered rates appear on the Designated LIBOR Page on the LIBOR Determination Date), the Calculation Agent will determine "LIBOR" as follows. The Calculation Agent will request the principal London offices of each of the four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered quotations for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on the LIBOR Determination Date, in a principal amount equal to an amount of at least $1,000,000 or its approximate equivalent thereof in the Specified Currency, that is representative of a single transaction in such market at such time. If two or more such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent at approximately 11:00 a.m., New York city time, on the LIBOR Determination Date for loans in the Specified Currency to leading European banks for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, in a principal amount equal to an amount of at least $1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting rates as mentioned in this sentence. "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the LIBOR Rate will be the Initial Interest Rate).

Determination of Treasury Rate

            If the Base Rate specified in the face hereof or in the pricing supplement attached hereto or delivered herewith is the Treasury Rate or Treasury Rate Constant Maturity, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if an, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Unless "Treasury Rate Constant Maturity" is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury Securities") that have the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, as such rate appears on either Telerate page 56 or Telerate page 57 under the heading "AVGE INVEST YIELD." The following procedures will be followed if the Treasury Rate cannot be determined as described above. If not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to the Treasury Rate Determination Date, the "Treasury Rate" for such Interest Reset Period will be the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on the Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Securities having the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on the Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on the Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury Securities with a remaining maturity closest to the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

            The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury Securities would normally be auctioned. Treasury Securities are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Note whose Base Rate is the Treasury Rate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

            If "Treasury Rate Constant Maturity" is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the "Treasury Rate" for each Interest Reset Period will be the rate displayed on the Designated CMT Telerate Rate Page under the caption ". . .Treasury Constant Maturities...Federal Reserve Board Release H.15. . .Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index for (1) if the Designated CMT Telerate Page is 7051, the rate on such Constant Maturity Treasury Rate Determination Date and (2) if the Designated CMT Telerate Page is 7052, the weekly or monthly average, as specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, for the week or the month, as applicable, ended immediately preceding the week or month, as applicable, in which the related Constant Maturity Treasury Rate Determination Date occurs.

            The following procedures will be followed if such rate does not appear on such Designated CMT Telerate Page. If such rate is no longer displayed on the relevant page or is not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the Treasury Rate for the Constant Maturity Treasury Rate Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published or is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the Treasury Rate for the Constant Maturity Treasury Rate Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index, or other United States Treasury Rate for the Designated CMT Maturity Index, for the Constant Maturity Treasury Rate Determination Date with respect to such Interest Reset Date as may then be published by either the

Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the Treasury Rate on the Constant Maturity Treasury Rate Determination Date will be calculated by the Calculation Agent, and shall be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the Constant Maturity Treasury Rate Determination Date reported, according to their written records, by three leading U.S. government securities dealers in The City of New York selected by the Calculation Agent, one of which may be the Agent, from five such dealers selected by the Calculation Agent and eliminating the highest quotation, or in the event of equality, one of the highest, and the lowest quotation, or, in the event of equality, one of the lowest, for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes"), with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year.

            If the Calculation Agent is unable to obtain three such Treasury Note quotations, the Treasury Rate on the Constant Maturity Treasury Rate Determination Date will be calculated by the Calculation Agent, and shall be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on the Constant Maturity Treasury Rate Determination Date of three leading U.S. government securities dealers in the City of New York, one of which may be the Agent, from five such dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation, or, in the event of equality, one of the lowest, for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining maturity closest to the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, and in an amount that is representative for a single transaction in that market at that time.

            If three or four, and not five, of such dealers are quoting as described above, then the Treasury Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated. However, if fewer than three dealers so selected by the Calculation Agent are quoting as mentioned above, the Treasury Rate determined as of the Constant Maturity Treasury Rate Determination Date will be the Treasury Rate in effect on the Constant Maturity Treasury Rate Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the Calculation Agent will obtain quotations for the Treasury Note with the shorter remaining term to maturity and will use such quotations to calculate the Treasury Rate as set forth above.

            "Designated CMT Telerate Page " means the display on the Telerate, or any successor service on the page specified in the applicable pricing supplement, or any other page as may replace such page on that service, or any successor service, for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified in the applicable pricing supplement, the Designated CMT Telerate Page shall be 7052, for the most recent week.

            "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities, either one, two, three, five, seven, ten, twenty or thirty years, specified in the applicable pricing supplement with respect to which the Treasury Rate will be calculated. If no such maturity is specified in the applicable pricing supplement, the Designated CMT Maturity Index shall be two years.

            "The Constant Maturity Treasury Rate Determination Date" shall be the second Business Day prior to the Interest Reset Date for the applicable Interest Reset Period.

Determination of Prime Rate

            Prime Rate Notes will bear interest at the interest rates (calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if any) specified in the Prime Rate Notes and in the applicable pricing supplement.

            The "Prime Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Prime Rate Note as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Prime Rate Determination Date") and shall be the rate made available and subsequently published on such date in H.15(519) under the heading "Bank Prime Loan." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date (as defined below) pertaining to such Prime Rate Determination Date, then the Prime Rate for such Interest reset Period shall be the rate published in the H.15 Daily Update under the heading "Bank Prime Loan." In the event that such rate has not been published prior to 3:00 P.M., New York City time, on the Calculation Date in either H.15(519) or the H.15 Daily Update, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page (as defined below) as such bank's prime rate or base lending rate as in effect for the Prime Rate Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page for the Prime Rate Determination Date, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on the Prime Rate Determination Date by four major banks in The City of New York selected by the Calculation Agent. If all four of the banks selected by the Calculation Agent do not provide such quotations, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the four-prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on the Prime Rate Determination Date as furnished in The City of New York by the banks selected by the Calculation Agent that have provided such quotations and by a reasonable number of substitute banks or trust companies. Each such substitute bank or trust company selected by the Calculation Agent to provide such rate or rates must (1) be organized and doing business under the laws of the United States, or any State of the United States, (2) have total equity capital of at least $500,000,000 and (3) be subject to supervision or examination by Federal or State authority. However, if the banks or trust companies so selected by the Calculation Agent are not quoting as mentioned in the previous sentence, the Prime Rate will be the Prime Rate in effect on the Prime Rate Determination Date.

            "Reuters Screen USPRIME1 Page" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service, (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

Determination of J.J. Kenny Rate

            J.J. Kenny Rate Notes will bear interest at the interest rates (calculated by reference to the J.J. Kenny Rate and the Spread and/or Spread Multiplier, if any) specified in the J.J. Kenny Rate Notes and in the applicable pricing supplement.

            The "J.J. Kenny Rate" for each Interest Reset Period will be determined by the Calculation Agent for such J.J. Kenny Rate Note as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "J.J. Kenny Rate Determination Date") and shall be the per annum rate on such date equal to the index made available and subsequently published by Kenny Information Systems or its successor, based upon 30-day yield evaluations at par of bonds, the interest on which is excludable from gross income for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"), of not less than five "high grade" component issuers selected from time to time by Kenny Information Systems, including without limitation, issuers of general obligation bonds; provided, however, that the bonds on which the index is based shall not include any bonds the interest on which is subject to an "alternate minimum tax" or similar tax under the Code, unless all tax-exempt bonds are subject to such tax. If such rate is not made available by 3:00 P.M., New York City time, on the Calculation Date (as defined below) pertaining to such J.J. Kenny Rate Determination Date, the J.J. Kenny Rate shall be the rate quoted by a successor indexing agent selected by the Company equaling the prevailing rate for bonds rated in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's Corporation in respect of issuers selected by such successor indexing agent most closely resembling the "high grade" component issuers selected by Kenny Information Systems that may be tendered by the Holders thereof for purchase on not more than seven days' notice and the interest on which is (A) variable on a weekly basis, (B) excludable from gross income for federal income tax purposes under the Code, and (C) not subject to an "alternate minimum tax" or similar tax under the Code, unless all tax-exempt bonds are subject to such tax; provided, however, that if a successor indexing agent is not available, the J.J. Kenny Rate with respect to such J.J. Kenny Rate Determination Date will be the J.J. Kenny Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

Determination of Eleventh District Cost of Funds Rate

            Eleventh District Cost of Funds Rate Notes will bear interest at the interest rates (calculated by reference to the Eleventh District Cost of Funds Rate and the Spread and/or Spread Multiplier, if any) specified in the Eleventh District Cost of Funds Rate Notes and in the applicable pricing supplement.

            The "Eleventh District Cost of Funds Rate," for each Interest Reset Period will be determined by the Calculation Agent for such Eleventh District Cost of Funds Rate Note as of the last working day of the month immediately prior to such Interest Reset Date for such Interest Reset Period on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Eleventh District Cost of Funds Index (as defined below) (the "Eleventh District Cost of Funds Rate Determination Date"), and shall be the rate equal to the monthly weighted average cost of funds for the calendar month preceding such Eleventh District Cost of Funds Rate Determination Date as set forth under the caption "Eleventh District" on the Telerate page 7058 (which page shall include any successor page (as determined by the Calculation Agent)) as of 11:00 A.M., San Francisco time, on such Eleventh District Cost of Funds Rate Determination Date. If such rate does not appear on Telerate page 7058 on any related Eleventh District Cost of Funds Rate Determination

Date, the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Eleventh District Cost of Funds Rate Index") by the FHLB of San Francisco as such cost of funds for the calendar month preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month next preceding such Eleventh District Cost of Funds Rate Determination Date, then the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Determination Date will be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Determination Date.

Determination of EURIBOR

            If the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is EURIBOR, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to EURIBOR and the Spread or Spread Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. "EURIBOR" for each Interest Reset Period will be determined by the Calculation Agent as follows.

            On the second TARGET Business Day prior to the Interest Reset Date for such Interest Reset Period (a "EURIBOR Determination Date"), the Calculation Agent for such EURIBOR Note will determine the offered rates for deposits in Euros for the period of the index maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, which appears on the Designated EURIBOR Page as of 11:00 a.m., Brussels time, on such EURIBOR Determination Date. "Designated EURIBOR Page" means the display designated as page "248" on Telerate (or any successor service or such other page as may replace page "248" on such service), and EURIBOR for such Interest Reset Period will be the relevant offered rates as determined by the Calculation Agent.

            If EURIBOR cannot be determined as described above the Calculation Agent will determine "EURIBOR" as follows. The Calculation Agent will request the principal Euro-zone (as defined below) office of each of four major banks in the Euro-zone interbank market selected by the Calculation Agent to provide the Calculation Agent with their respective offered quotations for deposits in Euros for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, to prime banks in the Euro-zone interbank market at approximately 11:00 a.m., Brussels time, on the EURIBOR Determination Date, in a principal amount equal to an amount of at least $1,000,000 or its approximate equivalent thereof in Euros that is representative of a single transaction in such market at such time. If two or more such quotations are provided, "EURIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If less than two such quotations are provided, "EURIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by four major banks in the Euro-zone selected by the Calculation Agent for such EURIBOR Note at approximately 11:00 a.m., Brussels time, on the EURIBOR Determination Date for loans in Euros to leading European banks for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, in a principal amount equal to an amount of at least $1,000,000 or the approximate equivalent thereof in Euros that is representative of a single transaction in such market at such time; provided, however, that if the banks so selected a aforesaid by the Calculation Agent are not quoting rates as mentioned in this sentence, "EURIBOR" for such Interest Reset Period will be same as EURIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the EURIBOR Rate will be the Initial Interest Rate).

            "Euro-zone" means the region comprised of member states of the European Union that adopt the single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on European Union.

Inverse Floating Rate Notes

            If this Note is designated as an Inverse Floating Rate Note on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Inverse Floating Rate shall be equal to (i) in the case of the period, if any, commencing on the Original Issue Date (or such other date which may be specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as the date on which this Note shall begin to accrue interest), up to the first Interest Reset Date, the Initial Fixed Interest Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, and (ii) in the case of each period commencing on an Interest Reset Date, the Reset Fixed Reference Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith minus the interest rate determined by reference to the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, as adjusted by the Spread and/or Spread Multiplier, if any, as determined in accordance with the provisions hereof; provided, however, that (x) the interest rate thereon will not be less than zero and (y) the interest rate in effect for the ten days immediately prior to the date of Maturity will be the rate in effect on the tenth day preceding such date.

Floating Rate / Fixed Rate Notes

            If this Note is designated as a Floating Rate / Fixed Rate Note, this Note will be a Floating Rate note for a specified portion of its term and a Fixed Rate Note for the remainder of its term, in which event the interest rate on this Note will be determined as provided herein as if it were a Floating Rate Note and a Fixed Rate Note hereunder for each such respective period, all as described herein and in the applicable pricing supplement.

Subsequent Interest Periods

            If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Spread, Spread Multiplier or method of calculation of the Interest Rate on this Note may be reset by the Company on the date or dates specified on the face hereof or in the pricing supplement attached hereto or delivered herewith (each an "Optional Reset Date"). The Company may reset the Spread, Spread Multiplier or method of calculation of the Interest Rate Interest Rate by notifying the Trustee for this Note at least 45 but not more than 60 days prior to each Optional Reset Date. Not later than 40 days prior to each Optional Reset Date, the Trustee shall provide a notice of such election (the "Reset Notice"), in accordance with "Notices" below, indicating whether the Company has elected to reset the Spread, Spread Multiplier or method of calculation of the Interest Rate, and if so, (i) such new Spread, Spread Multiplier or method of calculation of the Interest Rate and
(ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period. Upon the transmittal by the Trustee of a Reset Notice to the

Holder of a Note, such new Spread, Spread Multiplier or method of calculation of the Interest Rate shall take effect automatically. Except as modified by the Reset Notice and as described below, such Note will have the same terms as prior to the transmittal of such Reset Notice. Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Reset Notice and establish a higher Spread or Spread Multiplier for the Subsequent Interest Period by causing the Trustee to provide notice of such higher Spread or Spread Multiplier, to the Holder of this Note. Such notice shall be irrevocable. All Bearer Notes with respect to which the Spread or Spread Multiplier is reset on an Optional Reset Date will bear such higher Spread or Spread Multiplier, whether or not tendered for repayment.

            The Holder of this Note will have the option to elect repayment of the Note by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Paying Agent shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Paying Agent, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

Indexed Notes

            If this Note is an Indexed Principal Note, then certain or all interest payments, in the case of an Indexed Rate Note, and/or the principal amount payable at Stated Maturity or earlier redemption or retirement, in the case of an Indexed Principal Note, is determined by reference to the amount designated on the face hereof or in the pricing supplement attached hereto or delivered herewith as the Face Amount of this Note and by reference to the Index as described on the face hereof or in the pricing supplement attached hereto or delivered herewith. If this Note is an Indexed Principal Note, the amount of any interest payment will be determined by reference to the Face Amount described on the face hereof or in the pricing supplement attached hereto or delivered herewith. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If a third party is appointed to calculate or announce the Index for a particular Indexed Note and the third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated in a manner that is inconsistent with the applicable pricing supplement, then the Company will select another third party to calculate or announce the Index. The agent or another affiliate of the Company may be either the original or successor third party selected by the Company.

            If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed interest payments, if any, or any indexed principal amount of this Note shall be calculated in the manner set forth in the applicable pricing supplement. Any determination of such third party shall in the absence of manifest error be binding on all parties.

Payments in Currencies other than the Specified Currency

            Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof or in the pricing supplement attached hereto or delivered herewith. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

            In the event of an official redenomination of the Specified Currency of this Note (other than as a result of European Monetary Union, but including, without limitation, an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated). If this Note is denominated in a currency of a country participating in the European Monetary Union, the procedures described in this paragraph shall not apply, and the obligations of the Company with respect to payments on this Note shall instead be determined as set forth in the following paragraph.

            Certain of the foreign currencies in which debt securities may be denominated or payments in respect of index warrants may be due or by which amounts due on the offered securities may be calculated could be issued by countries participating in Stage III of the European Economic and Monetary Union. Stage III began on January 1, 1999 for the eleven participating member states of the European Union that satisfied the economic convergence criteria in the Treaty on European Union: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Greece became a participating member state on January 1, 2001.

            Stage III includes the introduction of the "Euro," which, along with the present national currency of each participating member state, is legal tender in the participating member states.

Dual Currency Notes

            If this Note is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as a Dual Currency Note, the Company may have a one time option of making all payments of principal, premium, if any, and interest on all Dual Currency Notes issued on the same day and having the same terms (a "Tranche"), which payments would otherwise be made in the Specified Currency of such Notes, in an optional currency (the "Optional Payment Currency"). Such option will be exercisable in whole but not in part on an "Option Election Date," which will be any one of the dates specified on the face hereof or in the pricing supplement attached hereto or delivered herewith.

            If the Company makes such an election, the amount payable in the Optional Payment Currency shall be determined using the Designated Exchange Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. If such election is made, notice of such election shall be provided in accordance with "Notices" below within two Business Days of the

Option Election Date and shall state (i) the first date, whether an Interest Payment Date and/or Stated Maturity, in which scheduled payments in the Optional Payment Currency will be made and (ii) the Designated Exchange Rate. Any such notice by the Company, once given, may not be withdrawn. The equivalent value in the Specified Currency of payments made after such an election may be less, at the then current exchange rate, than if the Company had made such payment in the Specified Currency.

Renewable Notes

            If this Note is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as a Renewable Note, this Note will mature on an Interest Payment Date occurring in or prior to the twelfth month following the Original Issue Date of this Note (the "Initial Maturity Date") unless the term of all or any portion of this Note is renewed in accordance with the following procedures:

            On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith) prior to the Initial Maturity Date of this Note (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of each Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Note may be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the last month in a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder of this Note elects to extend the term of this Note or any portion thereof as described below. If the Holder does not elect to extend the term of any portion of the principal amount of this Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Renewal Date (the "New Maturity Date").

            The Holder may elect to renew the term of this Note, or if so specified, any portion thereof, by delivering a notice to such effect to any duly appointed paying agent not less than 15 nor more than 30 days prior to such Renewal Date, unless another period is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Such election will be irrevocable and will be binding upon each subsequent Holder of this Note. An election to renew the term of this Note may be exercised with respect to less than the entire principal amount of this Note only if so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith and then only in such principal amount, or any integral multiple in excess thereof, as is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Notwithstanding the foregoing, the term of this Note may not be extended beyond the Stated Maturity specified for this Note on the face hereof or in the pricing supplement attached hereto or delivered herewith.

            If the Holder does not elect to renew the term, this Note must be presented to any duly appointed paying agent and, as soon as practicable following receipt of such Note such paying agent shall issue in exchange therefor in the name of such Holder (i) a Note, in a principal amount equal to the principal amount of such exchanged Note for which no election to renew the term thereof was exercised, with terms identical to those specified on such exchanged Note (except that such Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date) and (ii) if an election to renew is made with respect to less than the full principal amount of such Holder's Note, such paying agent shall issue in exchange for such Note in the name of such Holder a replacement Renewable Note, in a principal amount equal to the principal amount of such exchanged Note for which the election to renew was made, with terms otherwise identical to the exchanged Note.

Extension of Maturity

            If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Maturity of this Note may be extended at the option of the Company for one or more periods of whole years specified on the face hereof or in the pricing supplement attached hereto or delivered herewith (each an "Extension Period") from one to five years up to but not beyond the date (the "Final Maturity") set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith. The Company may exercise such option by notifying the Trustee for this Note at least 45 days but not more than 60 days prior to the old Stated Maturity of this Note. If the Company exercises such option, the Trustee will provide to the Holder of this Note not later than 40 days prior to the old Stated Maturity notice (the "Extension Notice") in accordance with "Notices" below. The Extension Notice will set forth (i) the election of the Company to extend the Stated Maturity of this Note, (ii) the new Stated Maturity, (iii) the Spread, Spread Multiplier or method of calculation applicable to the Extension Period, and (iv) the provisions, if any, for redemption during the Extension Period, including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Extension Period. Upon the provision by such Trustee of an Extension Notice to the Holder hereof, the Maturity of this Note shall be extended automatically, and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the provision of such Notice. Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Extension Notice and establish a higher Spread or Spread Multiplier for the Extension Period by causing the Trustee to provide notice of such higher interest rate or higher Spread or Spread Multiplier, as the case may be, to the Holder hereof in accordance with "Notices" below. Such notice shall be irrevocable. All Notes with respect to which the Stated Maturity is extended will bear such higher Spread or Spread Multiplier for the Extension Period, whether or not tendered for repayment.

            If the Company extends the Stated Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Stated Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Paying Agent shall be at least 25 but not more than 35 days before the old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Paying Agent, revoke such tender for repayment until the close of business on the tenth calendar day before the old Stated Maturity.

Optional Redemption, Repayment and Repurchase

            If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an Optional Redemption Date") specified herein, at the price (the "Redemption Price") (together with accrued interest to such Optional Redemption Date) specified herein. If the Company elects to exercise such option with respect to this Note, at least 30 days prior to the date of redemption, the Trustee shall provide notice of such redemption to the Holder hereof in accordance with "Notices" below. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued to the Holder hereof upon the cancellation hereof. Notes redeemed prior to Stated Maturity must be presented for payment together with all unmatured Coupons, if any, appertaining thereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment.

            If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, this Note will be repayable prior to Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, at the Optional Repayment Prices shown on the face hereof or in the pricing supplement attached hereto or delivered herewith Price specified herein at which, together with accrued interest to the date of repayment. Notes that are to be repaid prior to Stated Maturity must be presented for payment together with all unmatured Coupons, if any, appertaining thereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment.

            In order for this Note to be repaid, the Principal Paying Agent not more than 45 days prior to an Optional Repayment Date Any tender of this Note for repayment (except pursuant to a Reset Notice or an Extension Notice) shall be irrevocable. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of the Note; provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be canceled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

            Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, this Note will not be subject to any sinking fund.

            Notwithstanding anything herein to the contrary, if this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price), in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith or (y) if so specified, the Bond Yield to Call set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith (computed in each case in accordance with generally accepted United States bond yield computation principles); provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note or in the pricing supplement attached hereto or delivered herewith shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

Tax Redemption

      The Bearer Notes of a series may be redeemed at the option of the Company in whole, but not in part, at any time on giving at least 30 but not more than 60 days' notice in accordance with "Notices" below (which notice shall be irrevocable), at the respective Redemption Prices thereof, if the Company has or will become obligated to pay additional interest on such Notes as described in the following paragraph as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after their respective Original Issue Dates, and such obligation cannot be avoided by the Company taking reasonable measures available to it; provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional interest were a payment in respect of such Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee for the Notes to be redeemed a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred, and an opinion of independent counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

Payment of Additional Interest

      The Company will, subject to the exceptions and limitations set forth below, pay as additional interest to the Holder of this Note or any Coupon that is a United States Alien (as defined below) such amounts as may be necessary so that every net payment on this Note or such Coupon, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in this Note or such Coupon to be then due and payable. However, the Company will not be required to make any such payment of additional interest to such Holder for or an account of:

            (a) any tax, assessment or other governmental charge that would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor or beneficiary of, or a Person holding a power over, such Holder, if such Holder is an estate or a trust, or a member or shareholder of such Holder, if such Holder is a partnership or a corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, Person holding a power, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in trade or business or present therein or having or having had a permanent establishment therein or (ii) such Holder's past or present status as a passive foreign investment company, a personal holding company, foreign personal holding company, a controlled foreign corporation for United States tax purposes or private foundation or other tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

            (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

            (c) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of this Note or such Coupon for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later;

            (d) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from a payment on this Note or such Coupon;

            (e) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on this Note or such Coupon, if such payment can be made without such deduction or withholding by any other Paying Agent;

            (f) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns ten percent or more of the combined voting power of all classes of stock of the Company or is a controlled foreign corporation related to the Company through stock ownership; nor shall such additional interest be paid with respect to a payment on this Note or such Coupon to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the additional interest had such beneficiary, settlor, member or beneficial owner been the Holder of this Note or such Coupon.

      The term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

Paying Agents

      The Company has initially appointed as its Paying Agents for Bearer Notes of this Series the offices listed below:

                             Principal Paying Agent:

                          Bank One, N.A., London Branch
                                 1 Triton Square
                             London, England NW1 3FN

                                  Paying Agent:

                    Credit Agricole Indosuez Luxembourg, S.A.
                               39, Alle Scheffer,
                                L-2520 Luxembourg

      The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents and to approve any change in the office through which any Paying Agent acts, provided that there will at all times be a Paying Agent

(which may be the Trustee) in at least one city in Europe, which, so long as Bearer Notes are listed on the Luxembourg Stock Exchange and the rules of that exchange shall so require, shall include Luxembourg. Notice of any such termination or appointment and of any changes in the specified offices of the Trustee or any Paying Agent will be given to the Holder hereof as described below.

Notices

      All notices to Holders of this Note will be deemed to have been duly given if published on two separate Business Days in a leading London daily newspaper (which is expected to be the Financial Times) and, with respect to any series of Bearer Notes that may be listed on the Luxembourg Stock Exchange, if such exchange so requires, in Luxembourg in a newspaper of general circulation in Luxembourg (which is expected to be the Luxemburger Wort). Such notices shall be deemed to have been given on the date of the first such publication.

            The Company may at any time purchase Registered Notes at any price in the open market or otherwise. Registered Notes so purchased by the Company may, at the discretion of the Company, be held or resold or surrendered to the Trustee for such Notes for cancellation.

Other Terms

            As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Registered Notes of different authorized denominations, as requested by the Person surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            If an Event of Default with respect to the Debt Securities of this series shall have occurred and be continuing, the principal of all the Debt Securities of this series may be declared due and payable in this manner and with the effect provided in the Indenture.

      In case this Note or any Coupon shall at any time become mutilated, destroyed, stolen or lost, it may be replaced at the specified office of the Principal Paying Agent in London; or, with respect to any series of Bearer Notes that are listed on the Luxembourg Stock Exchange, at the specified office of the Paying Agent in Luxembourg, upon payment by the claimant of such expenses as may be incurred in connection therewith and, in the case of destruction, theft or loss, on such terms as to evidence and indemnity as the Company or the Trustee may reasonably require. Mutilated or defaced Bearer Notes or Coupons must be surrendered before replacements will be issued.

      All monies paid by the Company to a Trustee or Paying Agent for the payment of principal of or any premium or interest on any Bearer Note or for the payment of any Coupon which remain unclaimed at the end of two years after such payments shall have become due and payable will be repaid to the Company, at its written request, and the Holder of such Note or Coupon will thereafter look only to the Company for payment, such payment to be made only outside the United States.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the

Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of Debt Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon the Debt Security.

            Holders of Debt Securities may not enforce their rights pursuant to the Indenture or the Note except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and the coin or currency, herein prescribed.

      The Company may, without the consent of the Holders of the Notes, consolidate with, merge into, or transfer substantially all of its assets to, a corporation that is a U.S. Person, provided that the successor corporation assumes all obligations of the Company under the Notes and certain other conditions are met, including a waiver by the successor corporation of any right to redeem the Notes under circumstances in which the successor corporation would be entitled to redeem the Notes but the Company would not have been entitled to do so.

            Except as provided above, the obligation to pay the principal hereof (and premium, if any) and interest hereon in the designated currency of payment is of the essence. To the fullest extent possible under applicable law, judgments in respect of this Note shall be given in such currency. The obligation of the Company to make such payments in the designated currency of payment shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the designated currency of payment that the Holder of this Note may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) on the business day in the country of issue of the designated currency of payment or in the international banking community (in the case of a composite currency) immediately following the day on which such Holder receives such payment. If the amount in the designated currency of payment that may be so purchased is for any reason less than the amount originally due, the Company shall, as a separate and independent obligation, pay such additional amounts in the designated currency of payment as may be necessary to compensate for any such shortfall.

            This Note shall be deemed to be a contract made and to be performed solely in the State of New York and for all purposes be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

            All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                   SCHEDULE OF
               ISSUANCES, EXCHANGES AND AGGREGATE PRINCIPAL AMOUNT

      The following issuances and exchanges of a part of this Note have been made, and the aggregate principal amount of Bearer Notes represented by this Note at any time is as shown in the last entry of Column III hereof unless one or more entries have been made in Column IV hereof reflecting exchanges for individual Bearer Notes, in which event such aggregate principal amount is as shown in the last entry of Column V hereof.

      I.           II.          III.          IV.           V.           VI

Settlement     Principal    Aggregate    Principal     Aggregate    Notation
Date or        Amount       Principal    Amount        Principal    Made on
Exchange       Issued       Amount       Exchanged     Amount       behalf of
                            Issued       for           Remaining    the Trustee
                                         Individual    After
                                         Bearer Notes  Exchange
___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

                          SCHEDULE OF INTEREST PAYMENTS

      The following payments of interest in respect of this Note have been made.

Date of Interest              Interest Paid                   Notation Made
Payment                                                       on behalf of the
                                                              Trustee
________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

BEARER                                                PRINCIPAL AMOUNT
No. FX ___                                            OR FACE AMOUNT
                                                      $___________________
                                                      CUSIP:______________

No. FX-                SALOMON SMITH BARNEY HOLDINGS INC             COMMON CODE
                             PERMANENT GLOBAL NOTE
                                  REPRESENTING
                     MEDIUM-TERM SUBORDINATED NOTE, SERIES L
                         DUE MORE THAN NINE MONTHS FROM
                                  DATE OF ISSUE
                                  (FIXED RATE)

      THIS SECURITY IS A PERMANENT GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR INDIVIDUAL BEARER NOTES, WITH COUPONS, IF ANY, IN THE DENOMINATION OF U.S. $10,000 OR ANY LARGER AMOUNT THAT IS AN INTEGRAL MULTIPLE OF U.S. $1,000 (OR SUCH OTHER DENOMINATIONS AS ARE SPECIFIED BELOW FOR ANOTHER CURRENCY). THE RIGHTS ATTACHING TO THIS NOTE AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR INDIVIDUAL BEARER NOTES ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

      UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BEARER NOTES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

      ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTION 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

      IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES

Issue Price:                                     Original Issue Date:

Interest Rate:                                       Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
      (If other than as set forth in the Prospectus Supplement)

Dual Currency Note:                       |_| Yes (see attached)        |_| No

      Optional Payment Currency:
      Designated Exchange Rate:

Interest Payment Dates:  Accrue to Pay:   |_| Yes                       |_| No

Indexed Principal Note:                   |_| Yes (see attached)        |_| No

Interest Rate Reset:    |_| The Interest Rate may not be changed prior to
                            Stated Maturity.

                        |_| The Interest Rate may be changed prior to Stated
                            Maturity (see attached).

Optional Reset Dates (if applicable):

Amortizing Note:                          |_| Yes                       |_| No

Amortization Schedule:

Optional Redemption:                      |_| Yes                       |_| No

Optional Redemption Dates:

Redemption Prices:

Bond Yield to Maturity:     Bond Yield to Call:

Optional Repayment:                       |_| Yes                       |_| No

Optional Repayment Dates:     Optional Repayment Prices:

Optional Extension of Stated Maturity:    |_| Yes                       |_| No

Final Maturity:

Discount Note:                            |_| Yes                       |_| No

Total Amount of OID:        Yield to Maturity:

Renewable Note:                           |_| Yes (see attached)        |_| No

Initial Maturity Date:

            Special Election Interval (if applicable):

            Amount (if less than entire principal amount) as to which election may be exercised:

If the Specified Currency of this Note is Pounds sterling, the following applies: This instrument constitutes

                        |_| commercial paper

                        |_| a shorter term debt security

                        |_| a longer term debt security

issued in accordance with regulations made under section 4 of the Banking Act 1987. The issuer of this Note is Salomon Smith Barney Holdings Inc., which is not an authorized institution or a European authorized institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulation
1997). Repayment of the principal and payment of any interest or premium in connection with this Note has not been guaranteed.

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

            SALOMON SMITH BARNEY HOLDINGS INC., a corporation duly organized and existing under the laws of the State of New York (herein referred to as the "Company"), for value received hereby promises to pay to bearer, upon presentation and surrender hereof (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the pricing supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein and (b) accrued interest on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount, then outstanding) at the Interest Rate shown above from the Original Issue Date shown above or from the most recent date to which interest has been paid or duly provided for, annually in arrears (unless otherwise set forth herein or in the pricing supplement attached hereto or delivered herewith) on the Interest Payment Dates specified on the face of this Note or in the pricing supplement attached hereto or delivered herewith and at Maturity, until, in either case, the Principal Amount then outstanding or the Face Amount is paid or duly provided for in accordance with the terms hereof. Unless otherwise specified herein or in the pricing supplement attached hereto or delivered herewith, interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed.

            For purposes of this Note, "Business Day" means: (i) with respect to any Bearer Note, any day that is not a Saturday or Sunday and that, in The City of New York, is not a day on which banking institutions generally are authorized or obligated by law or executive order to close; (ii) with respect to Bearer Notes having a specified currency other than U.S. dollars only, other than Bearer Notes denominated in Euros, any day that, in the principal financial center (as defined below) of the country of the specified currency, is not a day on which banking institutions generally are authorized or obligated by law to close; and (iii) with respect to Notes denominated in Euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer ("TARGET") System is open (a "TARGET Business Day").

            As used above, a "principal financial center" means the capital city of the country issuing the specified currency. However, with respect to U.S. dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Italian lire and Swiss francs, the principal financial center shall be The City of New York, Sydney, Toronto, Frankfurt, Amsterdam, Milan and Zurich, respectively.

            The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior Indebtedness as defined in the Indenture, and this Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as his attorney-in-fact for any and all such purposes.

            If this Note is an Amortizing Note as shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

            This Note is exchangeable in whole or from time to time in part without charge for individual Bearer Notes, with appropriate Coupons attached, if any, in the denomination of U.S.$10,000 or any larger amount that is an integral multiple of U.S.$1,000 (or such other denominations as are specified above for another currency), upon 30 days' notice to the Trustee given through either Euroclear or Clearstream. Upon any exchange of any portion of this Note for individual Bearer Notes, the portion of the principal amount hereof so exchanged shall be endorsed by the Trustee in the Schedule of Issuances, Exchanges and Aggregate principal amount hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

            Except as otherwise provided herein or in the Indenture, until exchanged in full for individual Bearer Notes, this Note shall in all respects be entitled to the same benefits and subject to the same terms and conditions of, and the Company shall be subject to the same restrictions as those contained on the individual Bearer Notes and in the Indenture.

            Except under certain circumstances for Notes having Specified Currencies other than U.S. dollars, payments of the principal hereof and any premium and interest hereon will be made only in the Specified Currency. Payments in respect of this Note and any Coupon will be made only against surrender of this Note or such Coupon, at the offices of the Paying Agents outside the United States listed on the reverse hereof. At the direction of the Holder of this Note or any Coupon, and subject to applicable laws and regulations, such payments will be made by check drawn on a bank in The City of New York (in the case of U.S. dollar payments) or outside the United States (in the case of payments in a currency other than U.S. dollars) mailed to an address outside the United States furnished by the Holder hereof or, at the option of the Holder hereof, by wire transfer (pursuant to written instructions supplied by the Holder hereof) to an account maintained by the payee with a bank located outside the United States. No payment in respect of this Note or any Coupon will be made upon presentation of this Note or such Coupon at any office or agency of the Trustee or any other paying agency maintained by the Company in the United States, nor will any such payment be made by transfer to an account, or by mail to an address, in the United States. Notwithstanding the foregoing, if U.S. dollar payments in respect of this Note or any Coupons at the offices of all Paying Agents outside the United States become illegal or are effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in U.S. dollars, the Company will appoint an office or agency (which may be the Trustee) in the United States at which such payments may be made.

            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

            This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Bankers Trust Company, N.A., or its successor, as Trustee.

            IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                    SALOMON SMITH BARNEY HOLDINGS INC.


                                    By___________________________________
                                       Authorized Officer

[Seal]

                                    Attest_______________________________
                                       Assistant Secretary

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Bearer Notes issued under the within-mentioned Indenture.

Dated:

                                    BANKERS TRUST COMPANY, N.A., as Trustee


                                    By______________________________
                                       Authorized Signatory

                              (REVERSE OF SECURITY)

                       SALOMON SMITH BARNEY HOLDINGS INC.
                     MEDIUM-TERM SUBORDINATED NOTE, SERIES L
                 DUE NINE MONTHS OR MORE FROM THE DATE OF ISSUE
                                  (FIXED RATE)

General

            This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture, dated as of December 1, 1988, as amended (the "Indenture"), between the Company and Bankers Trust Company, N.A., as successor trustee (the "Trustee," which term includes any successor Trustee under the Indenture) to which indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, as exchange rate agent for the Notes (the "Exchange Rate Agent") on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

            The Notes are in bearer form with coupons. Unless otherwise specified on the face hereof or in the in the applicable pricing supplement attached hereto or delivered herewith, the authorized denominations of Bearer Notes denominated in U.S. dollars will be U.S.$10,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Bearer Notes denominated in a currency other than U.S. dollars will be the approximate equivalents thereof in the Specified Currency.

Fixed Rate Notes

            This Note will bear interest from its Original Issue Date, or from the last Interest Payment Date to which interest has been paid or duly provided for, at the Interest Rate stated on the face hereof or in the pricing supplement attached hereto or delivered herewith until the principal amount hereof is paid or made available for payment, except as otherwise described below under "Subsequent Interest Periods" and "Extension of Maturity", and except that if so specified in the attached pricing supplement, the rate of interest payable may be subject to adjustment as specified therein.

            Unless otherwise set forth herein or in the pricing supplement attached hereto or delivered herewith, interest on this Note will be payable semiannually in arrears on the Interest Payment Dates set forth above and at Stated Maturity. If an Interest Payment Date with respect to any Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; provided, however, that any payment required to be made in respect of such Note on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment. However, if with respect to any Note for which "Accrue to Pay" is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, any Interest Payment Date with respect to such Fixed Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day.

            Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day before such Interest Payment Date. Unless otherwise specified herein, interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months ("30 over 360") or, in the case of an incomplete month, the number of days elapsed.

Subsequent Interest Periods

            If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Interest Rate on this Note may be reset by the Company on the date or dates specified on the face hereof or in the pricing supplement attached hereto or delivered herewith (each an "Optional Reset Date"). The Company may reset the Interest Rate by notifying the Trustee for this Note at least 45 but not more than 60 days prior to each Optional Reset Date. Not later than 40 days prior to each Optional Reset Date, the Trustee shall provide notice (the "Reset Notice"), in accordance with "Notices" below, indicating whether the Company has elected to reset the Interest Rate, and if so, (i) such new Interest Rate and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period. Upon the transmittal by the Trustee of a Reset Notice to the Holder of a Note, such new Interest Rate shall take effect automatically. Except as modified by the Reset Notice and as described below, such Note will have the same terms as prior to the transmittal of such Reset Notice. Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the Interest Rate provided for in the Reset Notice and establish a higher Interest Rate for the Subsequent Interest Period by causing the Trustee to provide notice of such higher Interest Rate to the Holder of this Note. Such notice shall be irrevocable. All Bearer Notes with respect to which the Interest Rate is reset on an Optional Reset Date will bear such higher Interest Rate.

            The Holder of this Note will have the option to elect repayment of the Note by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Paying Agent shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Paying Agent, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

Indexed Notes

            If this Note is an Indexed Principal Note, then the principal amount payable at Stated Maturity or earlier redemption or retirement is determined by reference to the amount designated on the face hereof or in the pricing supplement attached hereto or delivered herewith as the Face Amount of this Note and by reference to the Index as described on the face hereof or in the pricing supplement attached hereto or delivered herewith. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If a third party is appointed to calculate or announce the Index for a particular Indexed Note and the third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated in a manner that is inconsistent with the applicable pricing supplement, then the Company will select another third party to calculate or announce the Index. The agent or another affiliate of the Company may be either the original or successor third party selected by the Company.

            If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed principal amount of this Note shall be calculated in the manner set forth in the applicable pricing supplement. Any determination of such third party shall in the absence of manifest error be binding on all parties.

Payments in Currencies other than the Specified Currency

            Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof or in the pricing supplement attached hereto or delivered herewith. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

            In the event of an official redenomination of the Specified Currency of this Note (other than as a result of European Monetary Union, but including, without limitation, an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated). If this Note is denominated in a currency of a country participating in the European Monetary Union, the procedures described in this paragraph shall not apply, and the obligations of the Company with respect to payments on this Note shall instead be determined as set forth in the following paragraph.

            Certain of the foreign currencies in which debt securities may be denominated or payments in respect of index warrants may be due or by which amounts due on the offered securities may be calculated could be issued by countries participating in Stage III of the European Economic and Monetary Union. Stage III began on January 1, 1999 for the eleven participating member states of the European Union that satisfied the economic convergence criteria in the Treaty on European Union: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Greece became a participating member state on January 1, 2001.

            Stage III includes the introduction of the "Euro," which, along with the present national currency of each participating member state, is legal tender in the participating member states.

Dual Currency Notes

            If this Note is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as a Dual Currency Note, the Company may have a one time option of making all payments of principal, premium, if any, and interest on all Dual Currency Notes issued on the same day and having the same terms (a "Tranche"), which payments would otherwise be made in the Specified Currency of such Notes, in an optional currency (the "Optional Payment Currency"). Such option will be exercisable in whole but not in part on an "Option Election Date," which will be any one of the dates specified on the face hereof or in the pricing supplement attached hereto or delivered herewith.

            If the Company makes such an election, the amount payable in the Optional Payment Currency shall be determined using the Designated Exchange Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. If such election is made, notice of such election shall be provided, in accordance with "Notices" below, within two Business Days of the Option Election Date and shall state (i) the first date, whether an Interest Payment Date and/or Stated Maturity, in which scheduled payments in the Optional Payment Currency will be made and (ii) the Designated Exchange Rate. Any such notice by the Company, once given, may not be withdrawn. The equivalent value in the Specified Currency of payments made after such an election may be less, at the then current exchange rate, than if the Company had made such payment in the Specified Currency.

Renewable Notes

            If this Note is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as a Renewable Note, this Note will mature on an Interest Payment Date occurring in or prior to the twelfth month following the Original Issue Date of this Note (the "Initial Maturity Date") unless the term of all or any portion of this Note is renewed in accordance with the following procedures:

            On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith) prior to the Initial Maturity Date of this Note (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of each Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Note may be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the last month in a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder of this Note elects to extend the term of this Note or any portion thereof as described below. If the Holder does not elect to extend the term of any portion of the principal amount of this Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Renewal Date (the "New Maturity Date").

            The Holder may elect to renew the term of this Note, or if so specified, any portion thereof, by delivering a notice to such effect to any duly appointed paying agent not less than 15 nor more than 30 days prior to such Renewal Date, unless another period is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Such election will be irrevocable and will be binding upon each subsequent Holder of this Note. An election to renew the term of this Note may be exercised with respect to less than the entire principal amount of this Note only if so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith and then only in such principal amount, or any integral multiple in excess thereof, as is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Notwithstanding the foregoing, the term of this Note may not be extended beyond the Stated Maturity specified for this Note on the face hereof or in the pricing supplement attached hereto or delivered herewith.

            If the Holder does not elect to renew the term, this Note must be presented to any duly appointed paying agent and, as soon as practicable following receipt of such Note such paying agent shall issue in exchange therefor in the name of such Holder (i) a Note, in a principal amount equal to the principal amount of such exchanged Note for which no election to renew the term thereof was exercised, with terms identical to those specified on such exchanged Note (except that such Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date) and (ii) if an election to renew is made with respect to less than the full principal amount of such Holder's Note, such paying agent shall issue in exchange for such Note in the name of such Holder a replacement Renewable Note, in a principal amount equal to the principal amount of such exchanged Note for which the election to renew was made, with terms otherwise identical to the exchanged Note.

Extension of Maturity

            If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Maturity of this Note may be extended at the option of the Company for one or more periods of whole years specified on the face hereof or in the pricing supplement attached hereto or delivered herewith (each an "Extension Period") from one to five years up to but not beyond the date (the "Final Maturity") set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith. The Company may exercise such option by notifying the Trustee for this Note at least 45 but not more than 60 days prior to the old Stated Maturity of this Note. If the Company exercises such option, the Trustee shall provide to the Holder of this Note not later than 40 days prior to the old Stated Maturity notice (the "Extension Notice"), in accordance with "Notices" below. The Extension Notice will set forth (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity, (iii) the Interest Rate applicable to the Extension Period, and (iv) the provisions, if any, for redemption during such Extension Period including the date or dates on which, or the period or periods during which, and the price or prices at which, such redemption may occur during the Extension Period. Upon the provision by the Trustee of an Extension Notice to the Holder hereof, the Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the provision of such Notice.

            Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Interest Rate provided for in the Extension Notice and establish a higher Interest Rate for the Extension Period by causing the Trustee to provide notice of such higher Interest Rate, as the case may be, hereof in accordance with "Notices" below. Such notice shall be irrevocable. All Notes with respect to which the Stated Maturity is extended will bear such higher Interest Rate for the Extension Period, whether or not tendered for repayment.

            If the Company extends the Stated Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Stated Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Paying Agent shall be at least 25 but not more than 35 days before the old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee or Paying Agent, revoke such tender for repayment until the close of business on the tenth calendar day before the old Stated Maturity.

Optional Redemption, Repayment and Repurchase

            If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an Optional Redemption Date") specified herein, at the price (the "Redemption Price")(together with accrued interest to such Optional Redemption Date) specified herein. If the Company elects to exercise such option with respect to this Note, at least 30 days prior to the date of redemption, such Trustee shall provide notice of such redemption to the Holder hereof in accordance with "Notices" below. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued to the Holder hereof upon the cancellation hereof. Notes redeemed prior to Stated Maturity must be presented for payment together with all unmatured Coupons, if any, appertaining thereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment.

            If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, this Note will be repayable prior to its Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof or in the pricing supplement attached hereto or delivered herewith at the Optional Repayment Prices shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, together with accrued interest to the date of repayment. Notes that are to be repaid prior to Stated Maturity must be presented for payment together with all unmatured Coupons, if any, appertaining thereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment.

            In order for this Note to be repaid, the Principal Paying Agent must receive this Note at least 30 but not more than 45 days prior to an Optional Repayment Date. Any tender of this Note for repayment (except pursuant to a Reset Notice or an Extension Notice) shall be irrevocable. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of this Note; provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be canceled and a new Note or Notes for the remaining principal amount hereof shall be issued to the Holder of this Note.

            Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, this Note will not be subject to any sinking fund.

            Notwithstanding anything herein to the contrary, if this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price), in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith or (y) if so specified, the Bond Yield to Call set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith (computed in each case in accordance with generally accepted United States bond yield computation principles); provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note or in the pricing supplement attached hereto or delivered herewith shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

Tax Redemption

            The Bearer Notes of a series may be redeemed at the option of the Company in whole, but not in part, at any time on giving at least 30 but not more than 60 days' notice in accordance with "Notices" below (which notice shall be irrevocable), at the respective Redemption Prices thereof, if the Company has or will become obligated to pay additional interest on such Notes as described in the following paragraph as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after their respective Original Issue Dates, and such obligation cannot be avoided by the Company taking reasonable measures available to it; provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional interest were a payment in respect of such Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee for the Notes to be redeemed a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred, and an opinion of independent counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

Payment of Additional Interest

            The Company will, subject to the exceptions and limitations set forth below, pay as additional interest to the Holder of this Note or any Coupon that is a United States Alien (as defined below) such amounts as may be necessary so that every net payment on this Note or such Coupon, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in this Note or such Coupon to be then due and payable. However, the Company will not be required to make any such payment of additional interest to such Holder for or an account of:

            (a) any tax, assessment or other governmental charge that would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor or beneficiary of, or a Person holding a power over, such Holder, if such Holder is an estate or a trust, or a member or shareHolder of such Holder, if such Holder is a partnership or a corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, Person holding a power, member or shareHolder) being or having been a citizen or resident thereof or being or having been engaged in trade or business or present therein or having or having had a permanent establishment therein or (ii) such Holder's past or present status as a passive foreign investment company, a personal holding company, foreign personal holding company, a controlled foreign corporation for United States tax purposes or private foundation or other tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

            (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

            (c) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of this Note or such Coupon for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later;

            (d) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from a payment on this Note or such Coupon;

            (e) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on this Note or such Coupon, if such payment can be made without such deduction or withholding by any other Paying Agent; or

            (f) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns ten percent or more of the combined voting power of all classes of stock of the Company or is a controlled foreign corporation related to the Company through stock ownership; nor shall such additional interest be paid with respect to a payment on this Note or such Coupon to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the additional interest had such beneficiary, settlor, member or beneficial owner been the Holder of this Note or such Coupon.

            The term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

Special Tax Redemption

      If the Company shall determine that any payment made outside the United States by the Company or any of its Paying Agents in respect of this Note or any Coupon appertaining thereto would, under any present or future laws or regulations of the United States, be subject to any certification, documentation, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner that is a United States Alien (other than such a requirement (a) that would not be applicable to a payment made by the Company or any one of its Paying Agents (i) directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner or (b) that can be satisfied by such custodian, nominee or other agent certifying to the effect that the beneficial owner is a United States Alien; provided that, in any case referred to in clause (a) (ii) or (b), payment by the custodian, nominee, or agent to the beneficial owner is not otherwise subject to any such requirement), then the Company shall elect either (x) to redeem such Note in whole, but not in part, at its Redemption Price, or (y) if the conditions described in the next succeeding paragraph are satisfied, to pay the additional interest specified in such paragraph. The Company shall make such determination as soon as practicable and publish prompt notice thereof stating the effective date of such certification, documentation, information or other reporting requirement, whether the Company elects to redeem the Note or to pay the additional interest specified in the next succeeding paragraph and (if applicable) the last date by which the redemption of the Note must take place.

      If this Note is to be redeemed as described in this paragraph, the redemption shall take place on such date, not later than one year after the publication of the determination notice, as the Company shall specify by notice given to the Trustee at least 60 days before the redemption date. Notice of such redemption shall be given to the Holder of this Note at least 30 but not more than 60 days prior to the redemption date. Notwithstanding the foregoing, the Company shall not so redeem the Note if the Company shall subsequently determine, at least 30 days prior to the redemption date, that subsequent payments on the Note would not be subject to any such certification, documentation, information or other reporting requirement, in which case the Company shall publish prompt notice of such subsequent determination and any earlier redemption notice given shall be revoked and of no further effect.

      Prior to the publication of any determination notice, the Company shall deliver to the Trustee for the Note to be redeemed a certificate stating that the Company is obligated to make such determination and setting forth a statement of facts showing that the conditions precedent to the obligation of the Company to redeem the Note or to pay the additional interest specified in the next succeeding paragraph have occurred, and an opinion of independent counsel to the effect that such conditions have occurred.

      If and so long as the certification, documentation, information or other reporting requirement referred to in the preceding paragraph would be fully satisfied by payment of a backup withholding tax or similar charge, the Company may elect to pay as additional interest such amounts as may be necessary so that every net payment made outside the United States following the effective date of such requirement by the Company or any of its Paying Agents of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, any paying agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge (other than a backup withholding tax or similar charge that (i) would not be applicable in the circumstances referred to in the parenthetical clause of the first sentence of the preceding paragraph or (ii) is imposed as a result of presentation of this Note for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later), will not be less than the amount then due and payable.

      If the Company elects to pay additional interest, then the Company shall have the right thereafter to redeem this Note at any time in whole, but not in part, at the Redemption Price, subject to the provisions described above. If the Company elects to pay additional interest and the condition specified above should no longer be satisfied, then the Company shall redeem this Note in whole, but not in part, at the Redemption Price, subject to the provisions of this section. Any such redemption payments made by the Company shall be subject to the continuing obligation of the Company to pay additional interest as described above.

Paying Agents

            The Company has initially appointed as its Paying Agents for Bearer Notes of this Series the offices listed below:

                             Principal Paying Agent:

                              Bankers Trust Company
                           1 Appold Street, Broadgate
                            London, England EC2A 2HE

                                  Paying Agent:

                         Bankers Trust Luxembourg, S.A.
                           14 Boulevard F.D. Roosevelt
                                L-2450 Luxembourg

            The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents and to approve any change in the office through which any Paying Agent acts, provided that there will at all times be a Paying Agent (which may be the Trustee) in at least one city in Europe, which, so long as Bearer Notes are listed on the Luxembourg Stock Exchange and the rules of that exchange shall so require, shall include Luxembourg. Notice of any such termination or appointment and of any changes in the specified offices of the Trustee or any Paying Agent will be given to the Holder hereof as described below.

Notices

            All notices to Holders of this Note will be deemed to have been duly given if published on two separate Business Days in a leading London daily newspaper (which is expected to be the Financial Times) and, with respect to any series of Bearer Notes that may be listed on the Luxembourg Stock Exchange, if such exchange so requires, in Luxembourg in a newspaper of general circulation in Luxembourg (which is expected to be the Luxemburger Wort). Such notices shall be deemed to have been given on the date of the first such publication.

Other Terms

            As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Bearer Notes of different authorized denominations, as requested by the Person surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            If an Event of Default with respect to the Debt Securities of this series shall have occurred and be continuing, the principal of all the Debt Securities of this series may be declared due and payable in this manner and with the effect provided in the Indenture.

            In case this Note or any Coupon shall at any time become mutilated, destroyed, stolen or lost, it may be replaced at the specified office of the Principal Paying Agent in London; or, with respect to any series of Bearer Notes that are listed on the Luxembourg Stock Exchange, at the specified office of the Paying Agent in Luxembourg, upon payment by the claimant of such expenses as may be incurred in connection therewith and, in the case of destruction, theft or loss, on such terms as to evidence and indemnity as the Company or the Trustee may reasonably require. Mutilated or defaced Bearer Notes or Coupons must be surrendered before replacements will be issued.

            All monies paid by the Company to a Trustee or Paying Agent for the payment of principal of or any premium or interest on any Bearer Note or for the payment of any Coupon which remain unclaimed at the end of two years after such payments shall have become due and payable will be repaid to the Company, at its written request, and the Holder of such Note or Coupon will thereafter look only to the Company for payment, such payment to be made only outside the United States.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of Debt Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon the Debt Security.

            Holders of Debt Securities may not enforce their rights pursuant to the Indenture or the Note except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and the coin or currency, herein prescribed.

            The Company may, without the consent of the Holders of the Notes, consolidate with, merge into, or transfer substantially all of its assets to, a corporation that is a U.S. Person, provided that the successor corporation assumes all obligations of the Company under the Notes and certain other conditions are met, including a waiver by the successor corporation of any right to redeem the Notes under circumstances in which the successor corporation would be entitled to redeem the Notes but the Company would not have been entitled to do so.

            Except as provided above, the obligation to pay the principal hereof (and premium, if any) and interest hereon in the designated currency of payment is of the essence. To the fullest extent possible under applicable law, judgments in respect of this Note shall be given in such currency. The obligation of the Company to make such payments in the designated currency of payment shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the designated currency of payment that the Holder of this Note may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) on the business day in the country of issue of the designated currency of payment or in the international banking community (in the case of a composite currency) immediately following the day on which such Holder receives such payment. If the amount in the designated currency of payment that may be so purchased is for any reason less than the amount originally due, the Company shall, as a separate and independent obligation, pay such additional amounts in the designated currency of payment as may be necessary to compensate for any such shortfall.

            This Note shall be deemed to be a contract made and to be performed solely in the State of New York and for all purposes be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

            All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                   SCHEDULE OF
               ISSUANCES, EXCHANGES AND AGGREGATE PRINCIPAL AMOUNT

            The following issuances and exchanges of a part of this Note have been made, and the aggregate principal amount of Bearer Notes represented by this Note at any time is as shown in the last entry of Column III hereof unless one or more entries have been made in Column IV hereof reflecting exchanges for individual Bearer Notes, in which event such aggregate principal amount is as shown in the last entry of Column V hereof.

      I.           II.          III.          IV.           V.           VI

Settlement     Principal    Aggregate    Principal     Aggregate    Notation
Date or        Amount       Principal    Amount        Principal    Made on
Exchange       Issued       Amount       Exchanged     Amount       behalf of
                            Issued       for           Remaining    the Trustee
                                         Individual    After
                                         Bearer Notes  Exchange
___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________
___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

                          SCHEDULE OF INTEREST PAYMENTS

      The following payments of interest in respect of this Note have been made.

Date of Interest              Interest Paid                   Notation Made
Payment                                                       on behalf of the
                                                              Trustee
________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

BEARER                                                     PRINCIPAL AMOUNT
NO. FL___                                                  OR FACE AMOUNT
                                                           $_________________
                                                           CUSIP:____________

                        SALOMON SMITH BARNEY HOLDINGS INC.           COMMON CODE
                              PERMANENT GLOBAL NOTE
                                  REPRESENTING
                  DUE MORE THAN NINE MONTHS FROM DATE OF ISSUE
                     MEDIUM-TERM SUBORDINATED NOTE, SERIES L
                           (FLOATING OR INDEXED RATE)

            THIS SECURITY IS A PERMANENT GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR INDIVIDUAL BEARER NOTES, WITH COUPONS, IF ANY, IN THE DENOMINATION OF U.S. $10,000 OR ANY LARGER AMOUNT THAT IS AN INTEGRAL MULTIPLE OF U.S. $1,000 (OR SUCH OTHER DENOMINATIONS AS ARE SPECIFIED BELOW FOR ANOTHER CURRENCY). THE RIGHTS ATTACHING TO THIS NOTE AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR INDIVIDUAL BEARER NOTES ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

            UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BEARER NOTES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

            ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTION 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

            IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES

Issue Price:                                        Original Issue Date:

Initial Interest Rate:                                  Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
      (If other than as set forth in the Prospectus Supplement)

       Dual Currency Note:               |_| Yes (see attached)       |_| No

       Optional Payment Currency:
       Designated Exchange Rate:

Base Rate:  |_| CD Rate            |_| Commercial Paper Rate   |_| Federal Funds
                                                                   Rate

            |_| LIBOR Telerate     |_| LIBOR Reuters           |_| Treasury Rate

            |_| Treasury Rate      |_| Prime Rate              |_| J. J. Kenny
                Constant Maturity                                  Rate

            |_| Eleventh District                              |_| EURIBOR
                Cost of Funds Rate

                                   |_| Other (see attached)

Interest Reset Period                                            Index Maturity:
or Interest Reset Dates:

Interest Payment Dates: Accrue to Pay:  |_| Yes                        |_| No

Indexed Principal Note:                 |_| Yes (see attached)         |_| No

Floating Rate:                          |_| Indexed Interest Rate:     |_| (see
                                                                       attached)

Spread Multiplier:                                                Spread (+/-):

Spread Reset:      |_| The Spread or Spread Multiplier may not be
                       changed prior to Stated Maturity.

                   |_| The Spread or Spread Multiplier may be
                       changed prior to Stated Maturity (see
                       attached).

Optional Reset Dates (if applicable):

Maximum Interest Rate:                                    Minimum Interest Rate:

Inverse Floating Rate Note:             |_| Yes (see attached)         |_| No

         Initial Fixed Interest Rate:   Reset Fixed Reference Rate

Floating Rate / Fixed Rate Note:        |_| Yes (see attached)         |_| No

Amortizing Note:                        |_| Yes                        |_| No

         Amortization Schedule:

Optional Redemption:                    |_| Yes                        |_| No

         Optional Redemption Dates:

         Redemption Prices:

Bond Yield to Maturity:                 Bond Yield to Call:

Optional Repayment:                     |_| Yes                        |_| No

         Optional Repayment Dates:      Optional Repayment Prices:

Optional Extension of                   |_| Yes                        |_| No
Stated Maturity:

         Final Maturity:

Discount Note:                          |_| Yes                        |_| No

         Total Amount of OID:           Yield to Maturity:

Renewable Note:                         |_| Yes (see attached)         |_| No

         Initial Maturity Date:

                   Special Election Interval (if applicable):

                  Amount (if less than entire principal amount)
                     as to which election may be exercised:

If the Specified Currency of this Note is Pounds sterling, the following applies: This instrument constitutes

                        |_| commercial paper
                        |_| a shorter term debt security
                        |_| a longer term debt security

issued in accordance with regulations made under section 4 of the Banking Act 1987. The issuer of this Note is Salomon Smith Barney Holdings Inc., which is not an authorized institution or a European authorized institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulation
1997). Repayment of the principal and payment of any interest or premium in connection with this Note has not been guaranteed

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

            SALOMON SMITH BARNEY HOLDINGS INC., a corporation duly organized and existing under the laws of the State of New York (herein referred to as the "Company"), for value received hereby promises to pay to bearer, upon presentation and surrender hereof, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the pricing supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) accrued interest on the Principal Amount then outstanding (or, in the case of an Indexed Principal Note, the Face Amount then outstanding): (i) if this is a Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Base Rate shown above, adjusted by the Spread or Spread Multiplier, if any, shown above, determined in accordance with the provisions hereof, (ii) if this is an Indexed Rate Note, at a rate determined by reference to an Index as described herein, (iii) if this is an Inverse Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Inverse Floating Rate, as determined in accordance with the provisions hereof, or (iv) if this is a Floating Rate / Fixed Rate Note, at a rate determined as described herein, until, in each case, the Principal Amount or the Face Amount then outstanding is paid or duly provided for in accordance with the terms hereof.

            For purposes of this Note, "Business Day" means: (i) with respect to any Bearer Note, any day that is not a Saturday or Sunday and that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York, (b) London, England, (c) the place in which this Note or any Coupon is presented for payment or (d) if the Specified Currency (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which in the case of the Euro shall be Brussels, Belgium) and (ii) if the Base Rate specified above is LIBOR, any day on which dealings in deposits in the Specified Currency are transacted in the London interbank market (a "London Business Day"); (iii) with respect to Bearer Notes having a specified currency other than U.S. dollars only, other than Bearer Notes denominated in Euros, any day that, in the principal financial center (as defined below) of the country of the specified currency, is not a day on which banking institutions generally are authorized or obligated by law to close; and (iv) with respect to EURIBOR Notes and Notes denominated in Euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer ("TARGET") System is open (a "Target Business Day").

            As used above, a "principal financial center" means the capital city of the country issuing the specified currency. However, with respect to U.S. dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Italian lire and Swiss francs, the principal financial center shall be The City of New York, Sydney, Toronto, Frankfurt, Amsterdam, Milan and Zurich, respectively.

            The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior Indebtedness as defined in the Indenture, and this Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as his attorney-in-fact for any and all such purposes.

            If this Note is an Amortizing Note as shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

            This Note is exchangeable in whole or from time to time in part without charge for individual Bearer Notes, with appropriate Coupons attached, if any, in the denomination of U.S.$10,000 or any larger amount that is an integral multiple of U.S.$1,000 (or such other denominations as are specified above for another currency), upon 30 days' notice to the Trustee given through either Euroclear or Clearstream. Upon any exchange of any portion of this Note for individual Bearer Notes, the portion of the principal amount hereof so exchanged shall be endorsed by the Trustee in the Schedule of Issuances, Exchanges and Aggregate principal amount hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

            Except as otherwise provided herein or in the Indenture, until exchanged in full for individual Bearer Notes, this Note shall in all respects be entitled to the same benefits and subject to the same terms and conditions of, and the Company shall be subject to the same restrictions as those contained on the individual Bearer Notes and in the Indenture.

            Except under certain circumstances that may apply if this Note has a Specified Currency other than U.S. dollars, payments of the principal hereof and any premium and interest hereon will be made only in the Specified Currency. Payments in respect of this Note and any Coupon will be made only against surrender of this Note or such Coupon, at the offices of the Paying Agents outside the United States listed on the reverse hereof. At the direction of the Holder of this Note or any Coupon, and subject to applicable laws and regulations, such payments will be made by check drawn on a bank in The City of New York (in the case of U.S. dollar payments) or outside the United States (in the case of payments in a currency other than U.S. dollars) mailed to an address outside the United States furnished by the Holder hereof or, at the option of the Holder hereof, by wire transfer (pursuant to written instructions supplied by the Holder hereof) to an account maintained by the payee with a bank located outside the United States. No payment in respect of this Note or any Coupon will be made upon presentation of this Note or such Coupon at any office or agency of the Trustee or any other paying agency maintained by the Company in the United States, nor will any such payment be made by transfer to an account, or by mail to an address, in the United States. Notwithstanding the foregoing, if U.S. dollar payments in respect of this Note or any Coupons at the offices of all Paying Agents outside the United States become illegal or are effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in U.S. dollars, the Company will appoint an office or agency (which may be the Trustee) in the United States at which such payments may be made.

            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

            This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Bankers Trust Company, N.A., or its successor, as Trustee.

            IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                          SALOMON SMITH BARNEY HOLDINGS
                                            INC.


                                          By_________________________________
                                             Authorized Officer

[Seal]
                                          Attest_____________________________
                                             Assistant Secretary

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Notes issued under the within-mentioned Indenture.

Dated:
                                          BANKERS TRUST COMPANY, N.A.,
                                             as Trustee


                                          By______________________________
                                             Authorized Signatory

                              (REVERSE OF SECURITY)

                       SALOMON SMITH BARNEY HOLDINGS INC.
                 DUE NINE MONTHS OR MORE FROM THE DATE OF ISSUE
                        MEDIUM-TERM SENIOR NOTE, SERIES L
                           (FLOATING OR INDEXED RATE)

General

            This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture, dated as of December 1, 1988, as amended (the "Indenture"), between the Company and Bankers Trust Company, N.A., as successor trustee (the "Trustee," which term includes any successor Trustee under the Indenture) to which indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, as exchange rate agent for the Notes (the "Exchange Rate Agent") on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

            The Notes are in bearer form with coupons. Unless otherwise specified in the applicable pricing supplement, the authorized denominations of Bearer Notes denominated in U.S. dollars will be U.S.$10,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Bearer Notes denominated in a currency other than U.S. dollars will be the approximate equivalents thereof in the Specified Currency.

Floating Rate Notes

            Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, if this Note is a Floating Rate Note, this Note will bear interest from its Original Issue Date to, but not including, the first Interest Reset Date (as defined below) at the Initial Interest Rate set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith. Thereafter, the interest rate hereon for each Interest Reset Period will be determined by reference to the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. The Base Rates that may be specified on the face hereof or in the pricing supplement attached hereto or delivered herewith are LIBOR, the Commercial Paper Rate, the Treasury Rate, the Federal Funds Rate, the CD Rate, the Prime Rate, the J.J. Kenny Rate, the Eleventh District Cost of Funds Rate, EURIBOR or any other Base Rate specified on the face hereof.

            "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates" or any successor publication, published by the Board of Governors of the Federal Reserve System.

            "H.15 Daily Update" means the daily update of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/H15/update or any successor site or publication.

            "Calculation Date," where applicable, means the date by which the Calculation Agent is to calculate the interest rate for the Notes which shall be the earlier of (1) the tenth calendar day after the related Rate Determination Date, or if any such day is not a Business Day, the next succeeding business day or (2) the Business Day preceding the applicable Interest Payment Date or the Stated Maturity, as the case may be.

            As specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, this Note may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period ("Maximum Interest Rate") and/or (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period ("Minimum Interest Rate"). In addition to any Maximum Interest Rate that may be specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the interest rate will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

            The Company will appoint, and enter into an agreement with, agents (each, a "Calculation Agent") to calculate interest rates on this Note. All determinations of interest rates by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof. Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, Bankers Trust Company, N.A. shall be the Calculation Agent for this Note. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date.

            The interest rate hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, and the first day of each Interest Reset Period being an "Interest Reset Date"). Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Interest Reset Dates will be as follows: (i) if this Note resets daily, each Business Day; (ii) if this Note (unless this Note is a Treasury Rate Note) resets weekly, Wednesday of each week; (iii) if this Note is a Treasury Rate Note that resets weekly, Tuesday of each week (except as provided below under "Determination of Treasury Rate"); (iv) if this Note resets monthly, the third Wednesday of each month (with the exception of monthly reset Eleventh District Cost of Funds Rate Notes, which reset on the first calendar day of each month); (v) if this Note is an Eleventh District Cost of Funds Rate Note that resets monthly, the first calendar day of each month; (vi) if this Note resets quarterly, the third Wednesday of March, June, September and December of each year; (vii) if this Note resets semiannually, the third Wednesday of the two months of each year specified on the face hereof or in the pricing supplement attached hereto or delivered herewith; and (viii) if this Note resets annually, the third Wednesday of the month of each year specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. If an Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is LIBOR or EURIBOR and such Business Day is in the next succeeding calendar month, such Interest

Reset Date shall instead be the immediately preceding Business Day. If an auction of direct obligations of United States Treasury Bills falls on a day that is an Interest Reset Date for Treasury Rate Notes, the Interest Reset Date shall be the succeeding Business Day.

            Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith and except as set forth in the next paragraph, the interest payable hereon on each Interest Payment Date shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been paid, as the case may be, to but excluding such Interest Payment Date; provided, however, that if the interest rate is reset daily or weekly, the interest payable hereon shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been accrued and paid, as the case may be, to but excluding the Record Date immediately preceding such Interest Payment Date, except that, at Maturity, the interest payable will include interest accrued to, but excluding, the date of Maturity.

            If more than one Interest Reset Date occurs during any period for which accrued interest is being calculated, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof or in the pricing supplement attached hereto or delivered herewith) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day will be computed, unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, by dividing the interest rate in effect on such day by 360, if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate, the J.J. Kenny Rate, the Prime Rate, the Eleventh District Cost of Funds Rate, LIBOR, or EURIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is the Treasury Rate. In all other cases, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by the interest rate in effect during the period for which accrued interest is being calculated, and multiplying that product by the quotient obtained by dividing the number of days in the period for which accrued interest is being calculated by 360, if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate, the J.J. Kenny Rate, the Prime Rate, the Eleventh District Cost of Funds Rate, LIBOR, or EURIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate. For purposes of making the foregoing calculations, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

            Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, all percentages resulting from any calculation of the rate of interest hereof will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

            Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, interest will be payable as follows: (i) if this Note resets daily, weekly or monthly (other than Eleventh District Cost of Funds Rate Notes), interest will be payable on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof or in the pricing supplement attached hereto or delivered herewith or; (ii) in the case of Eleventh District Cost of Funds Rate Notes, interest will be payable on the first calendar day of each March, June, September and December; (iii) if this Note resets quarterly, interest will be payable on the third Wednesday of March, June, September, and December of each year; (iv) if this Note resets semiannually, interest will be payable on the third Wednesday of each of two months of each year specified on the face hereof or in the pricing supplement attached hereto or delivered herewith; and
(v) if this Note resets annually, interest will be payable on the third Wednesday of the month of each year specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, and in each case at Maturity (each such day being an "Interest Payment Date"). If an Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is LIBOR or EURIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall instead be the immediately preceding Business Day; provided, however, if with respect to any Note for which "Accrue to Pay" is not specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, if an Interest Payment Date with respect to such Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; provided, further, that any payment required to be made in respect of a Note that does not Accrue to Pay on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment.

            Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below.

Determination of CD Rate

            If the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is the CD Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. The "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as published in the H.15 Daily Update. If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or H.15 Daily Update, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity on the face hereof or in the pricing supplement attached hereto or delivered herewith in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the CD Rate for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

Determination of Commercial Paper Rate

            If the Base Rate shown on the face hereof or in the pricing supplement attached hereto or delivered herewith is the Commercial Paper Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, as such rate shall be published in H.15(519) under the heading "Commercial Paper-Nonfinancial". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Commercial Paper Rate Determination Date, then the Commercial Paper Rate for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as published in the H.15 Daily Update under the heading "Commercial Paper-Nonfinancial". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or the H.15 Daily Update, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

            "Money Market Yield" shall be the yield calculated in accordance with the following formula:

                                            D x 360
                    Money Market Yield = ------------- X 100
                                         360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith.

Determination of Federal Funds Rate

            If the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is the Federal Funds Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and Spread or Spread Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. The "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in the H.15 Daily Update under the heading "Federal Funds/Effective Rate". If by 3:00 p.m., New York City time, on such Calculation Date, such rate is not yet published in either H.15(519) or H.15 Daily Update, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there is no such Interest Reset Period, the Initial Interest Rate). If this Note resets daily, the interest rate on this Note for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

Determination of LIBOR

            If the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is LIBOR, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified on the face hereof. "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent as follows

            On the second London Business Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Note will determine the offered rates for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, which appear on the Designated LIBOR Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Designated LIBOR Page" means either (a) if "LIBOR Telerate" is designated on the face hereof or in the pricing supplement attached hereto or delivered herewith, the display designated as page "3750" on the Bridge Telerate Service ("Telerate") (or such other page as may replace page "3750" on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying the London interbank offered rates of major banks), and LIBOR for such Interest Reset Period will be the relevant offered rate as determined by the Calculation Agent or (b) if "LIBOR Reuters" is designated on the face hereof or in the pricing supplement attached hereto or delivered herewith, "Designated LIBOR Page" means the arithmetic mean determined by the Calculation

Agent of the two or more offered rates on the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates of major banks). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, LIBOR will be determined as if LIBOR Telerate had been specified.

            If LIBOR cannot be determined as described above (either because the Designated LIBOR Page is no longer available or because fewer than two offered rates appear on the Designated LIBOR Page on the LIBOR Determination Date), the Calculation Agent will determine "LIBOR" as follows. The Calculation Agent will request the principal London offices of each of the four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered quotations for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on the LIBOR Determination Date, in a principal amount equal to an amount of at least $1,000,000 or its approximate equivalent thereof in the Specified Currency, that is representative of a single transaction in such market at such time. If two or more such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent at approximately 11:00 a.m., New York city time, on the LIBOR Determination Date for loans in the Specified Currency to leading European banks for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, in a principal amount equal to an amount of at least $1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting rates as mentioned in this sentence. "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the LIBOR Rate will be the Initial Interest Rate).

Determination of Treasury Rate

            If the Base Rate specified in the face hereof or in the pricing supplement attached hereto or delivered herewith is the Treasury Rate or Treasury Rate Constant Maturity, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if an, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Unless "Treasury Rate Constant Maturity" is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury Securities") that have the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, as such rate appears on either Telerate page 56 or Telerate page 57 under the heading "AVGE INVEST YIELD." The following procedures will be followed if the Treasury Rate cannot be determined as described above. If not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to the Treasury Rate Determination Date, the "Treasury Rate" for such Interest Reset Period will be the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on the Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Securities having the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on the Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on the Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury Securities with a remaining maturity closest to the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

            The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury Securities would normally be auctioned. Treasury Securities are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Note whose Base Rate is the Treasury Rate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

            If "Treasury Rate Constant Maturity" is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the "Treasury Rate" for each Interest Reset Period will be the rate displayed on the Designated CMT Telerate Rate Page under the caption ". . .Treasury Constant Maturities...Federal Reserve Board Release H.15. . .Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index for (1) if the Designated CMT Telerate Page is 7051, the rate on such Constant Maturity Treasury Rate Determination Date and (2) if the Designated CMT Telerate Page is 7052, the weekly or monthly average, as specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, for the week or the month, as applicable, ended immediately preceding the week or month, as applicable, in which the related Constant Maturity Treasury Rate Determination Date occurs.

            The following procedures will be followed if such rate does not appear on such Designated CMT Telerate Page. If such rate is no longer displayed on the relevant page or is not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the Treasury Rate for the Constant Maturity Treasury Rate Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published or is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the Treasury Rate for the Constant Maturity Treasury Rate Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index, or other United States Treasury Rate for the Designated CMT Maturity Index, for the Constant Maturity Treasury Rate Determination Date with respect to such Interest Reset Date as may then be published by either the

Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the Treasury Rate on the Constant Maturity Treasury Rate Determination Date will be calculated by the Calculation Agent, and shall be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the Constant Maturity Treasury Rate Determination Date reported, according to their written records, by three leading U.S. government securities dealers in The City of New York selected by the Calculation Agent, one of which may be the Agent, from five such dealers selected by the Calculation Agent and eliminating the highest quotation, or in the event of equality, one of the highest, and the lowest quotation, or, in the event of equality, one of the lowest, for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes"), with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year.

            If the Calculation Agent is unable to obtain three such Treasury Note quotations, the Treasury Rate on the Constant Maturity Treasury Rate Determination Date will be calculated by the Calculation Agent, and shall be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on the Constant Maturity Treasury Rate Determination Date of three leading U.S. government securities dealers in the City of New York, one of which may be the Agent, from five such dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation, or, in the event of equality, one of the lowest, for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining maturity closest to the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, and in an amount that is representative for a single transaction in that market at that time.

            If three or four, and not five, of such dealers are quoting as described above, then the Treasury Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated. However, if fewer than three dealers so selected by the Calculation Agent are quoting as mentioned above, the Treasury Rate determined as of the Constant Maturity Treasury Rate Determination Date will be the Treasury Rate in effect on the Constant Maturity Treasury Rate Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the Calculation Agent will obtain quotations for the Treasury Note with the shorter remaining term to maturity and will use such quotations to calculate the Treasury Rate as set forth above.

            "Designated CMT Telerate Page " means the display on the Telerate, or any successor service on the page specified in the applicable pricing supplement, or any other page as may replace such page on that service, or any successor service, for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified in the applicable pricing supplement, the Designated CMT Telerate Page shall be 7052, for the most recent week.

            "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities, either one, two, three, five, seven, ten, twenty or thirty years, specified in the applicable pricing supplement with respect to which the Treasury Rate will be calculated. If no such maturity is specified in the applicable pricing supplement, the Designated CMT Maturity Index shall be two years.

            "The Constant Maturity Treasury Rate Determination Date" shall be the second Business Day prior to the Interest Reset Date for the applicable Interest Reset Period.

Determination of Prime Rate

            Prime Rate Notes will bear interest at the interest rates (calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if any) specified in the Prime Rate Notes and in the applicable pricing supplement.

            The "Prime Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Prime Rate Note as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Prime Rate Determination Date") and shall be the rate made available and subsequently published on such date in H.15(519) under the heading "Bank Prime Loan." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date (as defined below) pertaining to such Prime Rate Determination Date, then the Prime Rate for such Interest reset Period shall be the rate published in the H.15 Daily Update under the heading "Bank Prime Loan." In the event that such rate has not been published prior to 3:00 P.M., New York City time, on the Calculation Date in either H.15(519) or the H.15 Daily Update, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page (as defined below) as such bank's prime rate or base lending rate as in effect for the Prime Rate Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page for the Prime Rate Determination Date, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on the Prime Rate Determination Date by four major banks in The City of New York selected by the Calculation Agent. If all four of the banks selected by the Calculation Agent do not provide such quotations, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the four-prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on the Prime Rate Determination Date as furnished in The City of New York by the banks selected by the Calculation Agent that have provided such quotations and by a reasonable number of substitute banks or trust companies. Each such substitute bank or trust company selected by the Calculation Agent to provide such rate or rates must (1) be organized and doing business under the laws of the United States, or any State of the United States, (2) have total equity capital of at least $500,000,000 and (3) be subject to supervision or examination by Federal or State authority. However, if the banks or trust companies so selected by the Calculation Agent are not quoting as mentioned in the previous sentence, the Prime Rate will be the Prime Rate in effect on the Prime Rate Determination Date.

            "Reuters Screen USPRIME1 Page" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service, (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

Determination of J.J. Kenny Rate

            J.J. Kenny Rate Notes will bear interest at the interest rates (calculated by reference to the J.J. Kenny Rate and the Spread and/or Spread Multiplier, if any) specified in the J.J. Kenny Rate Notes and in the applicable pricing supplement.

            The "J.J. Kenny Rate" for each Interest Reset Period will be determined by the Calculation Agent for such J.J. Kenny Rate Note as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "J.J. Kenny Rate Determination Date") and shall be the per annum rate on such date equal to the index made available and subsequently published by Kenny Information Systems or its successor, based upon 30-day yield evaluations at par of bonds, the interest on which is excludable from gross income for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"), of not less than five "high grade" component issuers selected from time to time by Kenny Information Systems, including without limitation, issuers of general obligation bonds; provided, however, that the bonds on which the index is based shall not include any bonds the interest on which is subject to an "alternate minimum tax" or similar tax under the Code, unless all tax-exempt bonds are subject to such tax. If such rate is not made available by 3:00 P.M., New York City time, on the Calculation Date (as defined below) pertaining to such J.J. Kenny Rate Determination Date, the J.J. Kenny Rate shall be the rate quoted by a successor indexing agent selected by the Company equaling the prevailing rate for bonds rated in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's Corporation in respect of issuers selected by such successor indexing agent most closely resembling the "high grade" component issuers selected by Kenny Information Systems that may be tendered by the Holders thereof for purchase on not more than seven days' notice and the interest on which is (A) variable on a weekly basis, (B) excludable from gross income for federal income tax purposes under the Code, and (C) not subject to an "alternate minimum tax" or similar tax under the Code, unless all tax-exempt bonds are subject to such tax; provided, however, that if a successor indexing agent is not available, the J.J. Kenny Rate with respect to such J.J. Kenny Rate Determination Date will be the J.J. Kenny Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

Determination of Eleventh District Cost of Funds Rate

            Eleventh District Cost of Funds Rate Notes will bear interest at the interest rates (calculated by reference to the Eleventh District Cost of Funds Rate and the Spread and/or Spread Multiplier, if any) specified in the Eleventh District Cost of Funds Rate Notes and in the applicable pricing supplement.

            The "Eleventh District Cost of Funds Rate," for each Interest Reset Period will be determined by the Calculation Agent for such Eleventh District Cost of Funds Rate Note as of the last working day of the month immediately prior to such Interest Reset Date for such Interest Reset Period on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Eleventh District Cost of Funds Index (as defined below) (the "Eleventh District Cost of Funds Rate Determination Date"), and shall be the rate equal to the monthly weighted average cost of funds for the calendar month preceding such Eleventh District Cost of Funds Rate Determination Date as set forth under the caption "Eleventh District" on the Telerate page 7058 (which page shall include any successor page (as determined by the Calculation Agent)) as of 11:00 A.M., San Francisco time, on such Eleventh District Cost of Funds Rate Determination Date. If such rate does not appear on Telerate page 7058 on any related Eleventh District Cost of Funds Rate Determination

Date, the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Eleventh District Cost of Funds Rate Index") by the FHLB of San Francisco as such cost of funds for the calendar month preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month next preceding such Eleventh District Cost of Funds Rate Determination Date, then the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Determination Date will be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Determination Date.

Determination of EURIBOR

            If the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith is EURIBOR, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to EURIBOR and the Spread or Spread Multiplier, if any, specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. "EURIBOR" for each Interest Reset Period will be determined by the Calculation Agent as follows.

            On the second TARGET Business Day prior to the Interest Reset Date for such Interest Reset Period (a "EURIBOR Determination Date"), the Calculation Agent for such EURIBOR Note will determine the offered rates for deposits in Euros for the period of the index maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, which appears on the Designated EURIBOR Page as of 11:00 a.m., Brussels time, on such EURIBOR Determination Date. "Designated EURIBOR Page" means the display designated as page "248" on Telerate (or any successor service or such other page as may replace page "248" on such service), and EURIBOR for such Interest Reset Period will be the relevant offered rates as determined by the Calculation Agent.

            If EURIBOR cannot be determined as described above the Calculation Agent will determine "EURIBOR" as follows. The Calculation Agent will request the principal Euro-zone (as defined below) office of each of four major banks in the Euro-zone interbank market selected by the Calculation Agent to provide the Calculation Agent with their respective offered quotations for deposits in Euros for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, to prime banks in the Euro-zone interbank market at approximately 11:00 a.m., Brussels time, on the EURIBOR Determination Date, in a principal amount equal to an amount of at least $1,000,000 or its approximate equivalent thereof in Euros that is representative of a single transaction in such market at such time. If two or more such quotations are provided, "EURIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If less than two such quotations are provided, "EURIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by four major banks in the Euro-zone selected by the Calculation Agent for such EURIBOR Note at approximately 11:00 a.m., Brussels time, on the EURIBOR Determination Date for loans in Euros to leading European banks for the period of the Index Maturity specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, commencing on such Interest Reset Date, in a principal amount equal to an amount of at least $1,000,000 or the approximate equivalent thereof in Euros that is representative of a single transaction in such market at such time; provided, however, that if the banks so selected a aforesaid by the Calculation Agent are not quoting rates as mentioned in this sentence, "EURIBOR" for such Interest Reset Period will be same as EURIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the EURIBOR Rate will be the Initial Interest Rate).

            "Euro-zone" means the region comprised of member states of the European Union that adopt the single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on European Union.

Inverse Floating Rate Notes

            If this Note is designated as an Inverse Floating Rate Note on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Inverse Floating Rate shall be equal to (i) in the case of the period, if any, commencing on the Original Issue Date (or such other date which may be specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as the date on which this Note shall begin to accrue interest), up to the first Interest Reset Date, the Initial Fixed Interest Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, and (ii) in the case of each period commencing on an Interest Reset Date, the Reset Fixed Reference Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith minus the interest rate determined by reference to the Base Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, as adjusted by the Spread and/or Spread Multiplier, if any, as determined in accordance with the provisions hereof; provided, however, that (x) the interest rate thereon will not be less than zero and (y) the interest rate in effect for the ten days immediately prior to the date of Maturity will be the rate in effect on the tenth day preceding such date.

Floating Rate / Fixed Rate Notes

            If this Note is designated as a Floating Rate / Fixed Rate Note, this Note will be a Floating Rate note for a specified portion of its term and a Fixed Rate Note for the remainder of its term, in which event the interest rate on this Note will be determined as provided herein as if it were a Floating Rate Note and a Fixed Rate Note hereunder for each such respective period, all as described herein and in the applicable pricing supplement.

Subsequent Interest Periods

            If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Spread, Spread Multiplier or method of calculation of the Interest Rate on this Note may be reset by the Company on the date or dates specified on the face hereof or in the pricing supplement attached hereto or delivered herewith (each an "Optional Reset Date"). The Company may reset the Spread, Spread Multiplier or method of calculation of the Interest Rate Interest Rate by notifying the Trustee for this Note at least 45 but not more than 60 days prior to each Optional Reset Date. Not later than 40 days prior to each Optional Reset Date, the Trustee shall provide notice (the "Reset Notice"), in accordance with "Notices" below, indicating whether the Company has elected to reset the Spread, Spread Multiplier or method of calculation of the Interest Rate, and if so, (i) such new Spread, Spread Multiplier or method of calculation of the Interest Rate and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period. Upon the transmittal by the Trustee of a Reset Notice to the Holder of a Note, such new Spread, Spread Multiplier or method of calculation of the Interest Rate shall take effect automatically. Except as modified by the Reset Notice and as described below, such Note will have the same terms as prior to the transmittal of such Reset Notice. Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Reset Notice and establish a higher Spread or Spread Multiplier for the Subsequent Interest Period by causing the Trustee to provide notice of such higher Spread or Spread Multiplier, to the Holder of this Note. Such notice shall be irrevocable. All Bearer Notes with respect to which the Spread or Spread Multiplier is reset on an Optional Reset Date will bear such higher Spread or Spread Multiplier.

            The Holder of this Note will have the option to elect repayment of the Note by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Paying Agent shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Paying Agent, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

Indexed Notes

            If this Note is an Indexed Principal Note, then certain or all interest payments, in the case of an Indexed Rate Note, and/or the principal amount payable at Stated Maturity or earlier redemption or retirement, in the case of an Indexed Principal Note, is determined by reference to the amount designated on the face hereof or in the pricing supplement attached hereto or delivered herewith as the Face Amount of this Note and by reference to the Index as described on the face hereof or in the pricing supplement attached hereto or delivered herewith. If this Note is an Indexed Principal Note, the amount of any interest payment will be determined by reference to the Face Amount described on the face hereof or in the pricing supplement attached hereto or delivered herewith. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If a third party is appointed to calculate or announce the Index for a particular Indexed Note and the third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated in a manner that is inconsistent with the applicable pricing supplement, then the Company will select another third party to calculate or announce the Index. The agent or another affiliate of the Company may be either the original or successor third party selected by the Company.

            If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed interest payments, if any, or any indexed principal amount of this Note shall be calculated in the manner set forth in the applicable pricing supplement. Any determination of such third party shall in the absence of manifest error be binding on all parties.

Payments in Currencies other than the Specified Currency

            Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof or in the pricing supplement attached hereto or delivered herewith. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

            In the event of an official redenomination of the Specified Currency of this Note (other than as a result of European Monetary Union, but including, without limitation, an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated). If this Note is denominated in a currency of a country participating in the European Monetary Union, the procedures described in this paragraph shall not apply, and the obligations of the Company with respect to payments on this Note shall instead be determined as set forth in the following paragraph.

            Certain of the foreign currencies in which debt securities may be denominated or payments in respect of index warrants may be due or by which amounts due on the offered securities may be calculated could be issued by countries participating in Stage III of the European Economic and Monetary Union. Stage III began on January 1, 1999 for the eleven participating member states of the European Union that satisfied the economic convergence criteria in the Treaty on European Union: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Greece became a participating member state on January 1, 2001.

            Stage III includes the introduction of the "Euro," which, along with the present national currency of each participating member state, is legal tender in the participating member states.

Dual Currency Notes

            If this Note is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as a Dual Currency Note, the Company may have a one time option of making all payments of principal, premium, if any, and interest on all Dual Currency Notes issued on the same day and having the same terms (a "Tranche"), which payments would otherwise be made in the Specified Currency of such Notes, in an optional currency (the "Optional Payment Currency"). Such option will be exercisable in whole but not in part on an "Option Election Date," which will be any one of the dates specified on the face hereof or in the pricing supplement attached hereto or delivered herewith.

            If the Company makes such an election, the amount payable in the Optional Payment Currency shall be determined using the Designated Exchange Rate specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. If such election is made, notice of such election shall be provided in accordance with "Notices" below within two Business Days of the Option Election Date and shall state (i) the first date, whether an Interest Payment Date and/or Stated

Maturity, in which scheduled payments in the Optional Payment Currency will be made and (ii) the Designated Exchange Rate. Any such notice by the Company, once given, may not be withdrawn. The equivalent value in the Specified Currency of payments made after such an election may be less, at the then current exchange rate, than if the Company had made such payment in the Specified Currency.

Renewable Notes

            If this Note is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith as a Renewable Note, this Note will mature on an Interest Payment Date occurring in or prior to the twelfth month following the Original Issue Date of this Note (the "Initial Maturity Date") unless the term of all or any portion of this Note is renewed in accordance with the following procedures:

            On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith) prior to the Initial Maturity Date of this Note (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of each Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Note may be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the last month in a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder of this Note elects to extend the term of this Note or any portion thereof as described below. If the Holder does not elect to extend the term of any portion of the principal amount of this Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Renewal Date (the "New Maturity Date").

            The Holder may elect to renew the term of this Note, or if so specified, any portion thereof, by delivering a notice to such effect to any duly appointed paying agent not less than 15 nor more than 30 days prior to such Renewal Date, unless another period is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Such election will be irrevocable and will be binding upon each subsequent Holder of this Note. An election to renew the term of this Note may be exercised with respect to less than the entire principal amount of this Note only if so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith and then only in such principal amount, or any integral multiple in excess thereof, as is specified on the face hereof or in the pricing supplement attached hereto or delivered herewith. Notwithstanding the foregoing, the term of this Note may not be extended beyond the Stated Maturity specified for this Note on the face hereof or in the pricing supplement attached hereto or delivered herewith.

            If the Holder does not elect to renew the term, this Note must be presented to any duly appointed paying agent and, as soon as practicable following receipt of such Note such paying agent shall issue in exchange therefor in the name of such Holder (i) a Note, in a principal amount equal to the principal amount of such exchanged Note for which no election to renew the term thereof was exercised, with terms identical to those specified on such exchanged Note (except that such Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date) and (ii) if an election to renew is made with respect to less than the full principal amount of such Holder's Note, such paying agent shall issue in exchange for such Note in the name of such Holder a replacement

Renewable Note, in a principal amount equal to the principal amount of such exchanged Note for which the election to renew was made, with terms otherwise identical to the exchanged Note.

Extension of Maturity

            If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Maturity of this Note may be extended at the option of the Company for one or more periods of whole years specified on the face hereof or in the pricing supplement attached hereto or delivered herewith (each an "Extension Period") from one to five years up to but not beyond the date (the "Final Maturity") set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith. The Company may exercise such option by notifying the Trustee for this Note at least 45 but not more than 60 days prior to the old Stated Maturity of this Note. If the Company exercises such option, the Trustee will provide to the Holder of this Note not later than 40 days prior to the old Stated Maturity notice (the "Extension Notice") in accordance with "Notices" below. The Extension Notice will set forth
(i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity, (iii) in the case of a Floating Rate Note, the Spread, Spread Multiplier or method of calculation applicable to such Extension Period, and
(iv) the provisions, if any, for redemption during such Extension Period including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Extension Period. Upon the provision by the Trustee of an Extension Notice to the Holder hereof, the Maturity of this Note shall be extended automatically, and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the provision of such Notice.

            Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Extension Notice and establish a higher Spread or Spread Multiplier for the Extension Period by causing the Trustee to provide notice of such higher interest rate or higher Spread or Spread Multiplier, as the case may be, to the Holder hereof in accordance with "Notices" below. Such notice shall be irrevocable. All Notes with respect to which the Stated Maturity is extended will bear such higher Spread or Spread Multiplier for the Extension Period, whether or not tendered for repayment.

            If the Company extends the Stated Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Stated Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Paying Agent shall be at least 25 but not more than 35 days before the old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Paying Agent, revoke such tender for repayment until the close of business on the tenth calendar day before the old Stated Maturity.

Optional Redemption, Repayment and Repurchase

            If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an Optional Redemption Date") specified herein, at the price (the "Redemption Price")(together with accrued interest to such Optional Redemption Date) specified herein. If the Company elects to exercise such option with respect to this Note, at least 30 days prior to the date of redemption, such Trustee shall provide notice of such redemption to the Holder hereof in accordance with "Notices" below. In the event of redemption of this
Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued to the Holder hereof upon the cancellation hereof. Notes redeemed prior to Stated Maturity must be presented for payment together with all unmatured Coupons, if any, appertaining thereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment.

            If so specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, this Note will be repayable prior to Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof or in the pricing supplement attached hereto or delivered herewith at the Optional Repayment Prices shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, together with accrued interest to the date of repayment. Notes that are to be repaid prior to Stated Maturity must be presented for payment together with all unmatured Coupons, if any, appertaining thereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment.

            In order for this Note to be repaid, the Principal Paying Agent not more than 45 days prior to an Optional Repayment Date Any tender of this Note for repayment (except pursuant to a Reset Notice or an Extension Notice) shall be irrevocable. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of the Note; provided that the principal amount of this Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be canceled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

            Unless otherwise specified on the face hereof or in the pricing supplement attached hereto or delivered herewith, this Note will not be subject to any sinking fund.

            Notwithstanding anything herein to the contrary, if this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price), in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith or (y) if so specified, the Bond Yield to Call set forth on the face hereof or in the pricing supplement attached hereto or delivered herewith (computed in each case in accordance with generally accepted United States bond yield computation principles); provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note or in the pricing supplement attached hereto or delivered herewith shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

Tax Redemption

            The Bearer Notes of a series may be redeemed at the option of the Company in whole, but not in part, at any time on giving at least 30 but not more than 60 days' notice in accordance with "Notices" below (which notice shall be irrevocable), at the respective Redemption Prices thereof, if the Company has or will become obligated to pay additional interest on such Notes as described in the following paragraph as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after their respective Original Issue Dates, and such obligation cannot be avoided by the Company taking reasonable measures available to it; provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional interest were a payment in respect of such Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee for the Notes to be redeemed a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred, and an opinion of independent counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

Payment of Additional Interest

            The Company will, subject to the exceptions and limitations set forth below, pay as additional interest to the Holder of this Note or any Coupon that is a United States Alien (as defined below) such amounts as may be necessary so that every net payment on this Note or such Coupon, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in this Note or such Coupon to be then due and payable. However, the Company will not be required to make any such payment of additional interest to such Holder for or an account of:

            (a) any tax, assessment or other governmental charge that would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor or beneficiary of, or a Person holding a power over, such Holder, if such Holder is an estate or a trust, or a member or shareholder of such Holder, if such Holder is a partnership or a corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, Person holding a power, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in trade or business or present therein or having or having had a permanent establishment therein or (ii) such Holder's past or present status as a passive foreign investment company, a personal holding company, foreign personal holding company, a controlled foreign corporation for United States tax purposes or private foundation or other tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

            (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

            (c) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of this Note or such Coupon for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later;

            (d) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from a payment on this Note or such Coupon;

            (e) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on this Note or such Coupon, if such payment can be made without such deduction or withholding by any other Paying Agent;

            (f) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns ten percent or more of the combined voting power of all classes of stock of the Company or is a controlled foreign corporation related to the Company through stock ownership; nor shall such additional interest be paid with respect to a payment on this Note or such Coupon to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the additional interest had such beneficiary, settlor, member or beneficial owner been the Holder of this Note or such Coupon.

            The term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

Paying Agents

            The Company has initially appointed as its Paying Agents for Bearer Notes of this Series the offices listed below:

                             Principal Paying Agent:

                              Bankers Trust Company
                           1 Appold Street, Broadgate
                             London, England ECA 2HE

                                  Paying Agent:

                         Bankers Trust Luxembourg, S.A.
                           14 Boulevard F.D. Roosevelt
                                 2450 Luxembourg

            The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents and to approve any change in the office through which any Paying Agent acts, provided that there will at all times be a Paying Agent (which may be the Trustee) in at least one city in Europe, which, so long as Bearer Notes are listed on the Luxembourg Stock Exchange and the rules of that exchange shall so require, shall include Luxembourg. Notice of any such termination or appointment and of any changes in the specified offices of the Trustee or any Paying Agent will be given to the Holder hereof as described below.

Notices

            All notices to Holders of this Note will be deemed to have been duly given if published on two separate Business Days in a leading London daily newspaper (which is expected to be the Financial Times) and, with respect to any series of Bearer Notes that may be listed on the Luxembourg Stock Exchange, if such exchange so requires, in Luxembourg in a newspaper of general circulation in Luxembourg (which is expected to be the Luxemburger Wort). Such notices shall be deemed to have been given on the date of the first such publication.

            The Company may at any time purchase Registered Notes at any price in the open market or otherwise. Registered Notes so purchased by the Company may, at the discretion of the Company, be held or resold or surrendered to the Trustee for such Notes for cancellation.

Other Terms

            As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Registered Notes of different authorized denominations, as requested by the Person surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            If an Event of Default with respect to the Debt Securities of this series shall have occurred and be continuing, the principal of all the Debt Securities of this series may be declared due and payable in this manner and with the effect provided in the Indenture.

            In case this Note or any Coupon shall at any time become mutilated, destroyed, stolen or lost, it may be replaced at the specified office of the Principal Paying Agent in London; or, with respect to any series of Bearer Notes that are listed on the Luxembourg Stock Exchange, at the specified office of the Paying Agent in Luxembourg, upon payment by the claimant of such expenses as may be incurred in connection therewith and, in the case of destruction, theft or loss, on such terms as to evidence and indemnity as the Company or the Trustee may reasonably require. Mutilated or defaced Bearer Notes or Coupons must be surrendered before replacements will be issued.

            All monies paid by the Company to a Trustee or Paying Agent for the payment of principal of or any premium or interest on any Bearer Note or for the payment of any Coupon which remain unclaimed at the end of two years after such payments shall have become due and payable will be repaid to the Company, at its written request, and the Holder of such Note or Coupon will thereafter look only to the Company for payment, such payment to be made only outside the United States.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the

Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of Debt Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon the Debt Security.

            Holders of Debt Securities may not enforce their rights pursuant to the Indenture or the Note except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and the coin or currency, herein prescribed.

            The Company may, without the consent of the Holders of the Notes, consolidate with, merge into, or transfer substantially all of its assets to, a corporation that is a U.S. Person, provided that the successor corporation assumes all obligations of the Company under the Notes and certain other conditions are met, including a waiver by the successor corporation of any right to redeem the Notes under circumstances in which the successor corporation would be entitled to redeem the Notes but the Company would not have been entitled to do so.

            Except as provided above, the obligation to pay the principal hereof (and premium, if any) and interest hereon in the designated currency of payment is of the essence. To the fullest extent possible under applicable law, judgments in respect of this Note shall be given in such currency. The obligation of the Company to make such payments in the designated currency of payment shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the designated currency of payment that the Holder of this Note may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) on the business day in the country of issue of the designated currency of payment or in the international banking community (in the case of a composite currency) immediately following the day on which such Holder receives such payment. If the amount in the designated currency of payment that may be so purchased is for any reason less than the amount originally due, the Company shall, as a separate and independent obligation, pay such additional amounts in the designated currency of payment as may be necessary to compensate for any such shortfall.

            This Note shall be deemed to be a contract made and to be performed solely in the State of New York and for all purposes be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

            All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                   SCHEDULE OF
               ISSUANCES, EXCHANGES AND AGGREGATE PRINCIPAL AMOUNT

            The following issuances and exchanges of a part of this Note have been made, and the aggregate principal amount of Bearer Notes represented by this Note at any time is as shown in the last entry of Column III hereof unless one or more entries have been made in Column IV hereof reflecting exchanges for individual Bearer Notes, in which event such aggregate principal amount is as shown in the last entry of Column V hereof.

      I.           II.          III.          IV.           V.           VI

Settlement     Principal    Aggregate    Principal     Aggregate    Notation
Date or        Amount       Principal    Amount        Principal    Made on
Exchange       Issued       Amount       Exchanged     Amount       behalf of
                            Issued       for           Remaining    the Trustee
                                         Individual    After
                                         Bearer Notes  Exchange
___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

___________    __________   ___________  ____________  __________   ____________

                          SCHEDULE OF INTEREST PAYMENTS

      The following payments of interest in respect of this Note have been made.

Date of Interest              Interest Paid                   Notation Made
Payment                                                       on behalf of the
                                                              Trustee
________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________

________________              __________________              __________________